                                                                    EXHIBIT 99.5






                             OUTDOOR SYSTEMS, INC.,
                                   as Issuer,

                                      AND

                           THE SUBSIDIARY GUARANTORS
                                  named herein

                                      AND

                    [_____________________________________],

                                   as Trustee

                               _________________


                                   INDENTURE


                            Dated as of           ,


                                ________________


                               $[_______________]


                           Senior Subordinated Notes
                                    due 2006

                             CROSS-REFERENCE TABLE

 TIA                                                                                              Indenture
Section                                                                                            Section
310(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.10
   (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.10
   (a)(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (a)(4)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (a)(5)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.10; 8.11
   (b)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.08; 8.10; 13.02
   (c)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
311(a)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.11
   (b)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.11
   (c)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
312(a)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.05
   (b)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13.03
   (c)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13.03
313(a)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.06
   (b)(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (b)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.06
   (c)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.06; 13.02
   (d)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.06
314(a)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5.07; 5.09; 13.02
   (b)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (c)(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.02; 13.04
   (c)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.02; 13.04
   (c)(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (d)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (e)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13.05
   (f)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
315(a)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.01(b)
   (b)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.05; 13.02
   (c)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.01(a)
   (d)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.01(c)
   (e)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.13
316(a)(last sentence) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.09
   (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.05
   (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.04
   (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      N.A.
   (b)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.07
317(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.08
   (a)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7.09
   (b)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.04
318(a)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13.01
   (c)    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13.01
- ----------------------

N.A. means Not Applicable NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


                                                                                                           Page

                                                       ARTICLE ONE

                                        DEFINITIONS AND INCORPORATION BY REFERENCE
SECTION 1.01.    Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
SECTION 1.02.    Incorporation by Reference of TIA  . . . . . . . . . . . . . . . . . . . . . . . . . .     25
SECTION 1.03.    Rules of Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26

                                                       ARTICLE TWO

                                                      THE SECURITIES

SECTION 2.01.    Form and Dating  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
SECTION 2.02.    Execution and Authentication; PIK
                 Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
SECTION 2.03.    Registrar and Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
SECTION 2.04.    Paying Agent to Hold Assets in Trust . . . . . . . . . . . . . . . . . . . . . . . . .     29
SECTION 2.05.    Securityholder Lists . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
SECTION 2.06.    Transfer and Exchange  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
SECTION 2.07.    Replacement Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
SECTION 2.08.    Outstanding Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
SECTION 2.09.    Treasury Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
SECTION 2.10.    Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
SECTION 2.11.    Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
SECTION 2.12.    Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
SECTION 2.13.    CUSIP Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33

                                                      ARTICLE THREE

                                                        REDEMPTION

SECTION 3.01.    Notices to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     33
SECTION 3.02.    Selection of Securities to Be Redeemed . . . . . . . . . . . . . . . . . . . . . . . .     33
SECTION 3.03.    Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
SECTION 3.04.    Effect of Notice of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
SECTION 3.05.    Deposit of Redemption Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
SECTION 3.06.    Securities Redeemed in Part  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36

                                                       ARTICLE FOUR

                                                      SUBORDINATION

SECTION 4.01.    Securities Subordinated to Senior
                 Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36
SECTION 4.02.    Suspension of Payment When Senior
                 Indebtedness in Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36

                                                                                                           Page
SECTION 4.03.    Securities Subordinated to Prior
                 Payment of All Senior Indebtedness
                 on Dissolution, Liquidation or
                 Reorganization of Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38
SECTION 4.04.    Securityholders to Be Subrogated to
                 Rights of Holders of Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . .     40
SECTION 4.05.    Obligations of the Company Unconditional . . . . . . . . . . . . . . . . . . . . . . .     40
SECTION 4.06.    Trustee Entitled to Assume Payments
                 Not Prohibited in Absence of Notice  . . . . . . . . . . . . . . . . . . . . . . . . .     41
SECTION 4.07.    Application by Trustee of Assets
                 Deposited with It  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42
SECTION 4.08.    No Waiver of Subordination Provisions  . . . . . . . . . . . . . . . . . . . . . . . .     42
SECTION 4.09.    Securityholders Authorize Trustee to
                 Effectuate Subordination of Securities . . . . . . . . . . . . . . . . . . . . . . . .     43
SECTION 4.10.    Right of Trustee to Hold Senior
                 Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
SECTION 4.11.    No Suspension of Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
SECTION 4.12.    No Fiduciary Duty of Trustee to
                 Holders of Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44

                                                       ARTICLE FIVE

                                                        COVENANTS

SECTION 5.01.    Payment of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
SECTION 5.02.    Maintenance of Office or Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
SECTION 5.03.    Limitation on Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .     45
SECTION 5.04.    Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
SECTION 5.05.    Payment of Taxes and Other Claims  . . . . . . . . . . . . . . . . . . . . . . . . . .     47
SECTION 5.06.    Maintenance of Properties and
                 Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
SECTION 5.07.    Compliance Certificate; Notice of
                 Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
SECTION 5.08.    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     49
SECTION 5.09.    Commission Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
SECTION 5.10.    Waiver of Stay, Extension or Usury
                 Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
SECTION 5.11.    Limitation on Transactions with
                 Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
SECTION 5.12.    Limitation on Incurrences of
                 Additional Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     52
SECTION 5.13.    Limitation on Dividends and Other
                 Payment Restrictions Affecting
                 Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     53
SECTION 5.14.    Limitation on Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     54
SECTION 5.15.    Limitation on Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . .     55
SECTION 5.16.    Offer to Repurchase Securities with
                 Net Cash Proceeds of Certain Asset
                 Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57

                                                                                                           Page
SECTION 5.17.    Guarantees of Certain Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . .     60
SECTION 5.18.    Limitation on Preferred Stock of
                 Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
SECTION 5.19.    Limitation on Other Senior
                 Subordinated Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     61
SECTION 5.20.    Offer to Repurchase Securities with
                 the Net Cash Proceeds of Certain
                 Issuances of Debt and Equity Securities  . . . . . . . . . . . . . . . . . . . . . . .     61
SECTION 5.21.    Payments for Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     61

                                                       ARTICLE SIX

                                                  SUCCESSOR CORPORATION

SECTION 6.01.    Limitations on Mergers and Certain
                 Other Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
SECTION 6.02.    Successor Corporation Substituted  . . . . . . . . . . . . . . . . . . . . . . . . . .     63

                                                      ARTICLE SEVEN

                                                   DEFAULT AND REMEDIES

SECTION 7.01.    Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
SECTION 7.02.    Acceleration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
SECTION 7.03.    Other Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     67
SECTION 7.04.    Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     67
SECTION 7.05.    Control by Majority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68
SECTION 7.06.    Limitation on Suits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68
SECTION 7.07.    Rights of Holders to Receive Payment . . . . . . . . . . . . . . . . . . . . . . . . .     69
SECTION 7.08.    Collection Suit by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     69
SECTION 7.09.    Trustee May File Proofs of Claim . . . . . . . . . . . . . . . . . . . . . . . . . . .     69
SECTION 7.10.    Priorities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
SECTION 7.11.    Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
SECTION 7.12.    Delay or Omission Not Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
SECTION 7.13.    Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71

                                                      ARTICLE EIGHT

                                                         TRUSTEE

SECTION 8.01.    Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
SECTION 8.02.    Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     73
SECTION 8.03.    Individual Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     73
SECTION 8.04.    Trustee's Disclaimer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     74
SECTION 8.05.    Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     74
SECTION 8.06.    Reports by Trustee to Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     74
SECTION 8.07.    Compensation and Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     74
SECTION 8.08.    Replacement of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     75
SECTION 8.09.    Successor Trustee by Merger, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . .     76

                                                                                                           Page
SECTION 8.10.    Eligibility; Disqualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     77
SECTION 8.11.    Preferential Collection of Claims
                 Against Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     77

                                                       ARTICLE NINE

                                         SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 9.01.    Termination of the Obligations of
                 the Company and the Subsidiary
                 Guarantors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     77
SECTION 9.02.    Legal Defeasance and Covenant
                 Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     79
SECTION 9.03.    Application of Trust Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     83
SECTION 9.04.    Repayment to the Company or the
                 Subsidiary Guarantors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     84
SECTION 9.05.    Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     84

                                                       ARTICLE TEN

                                           AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.   Without Consent of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     85
SECTION 10.02.   With Consent of Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     85
SECTION 10.03.   Compliance with TIA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     87
SECTION 10.04.   Revocation and Effect of Consents  . . . . . . . . . . . . . . . . . . . . . . . . . .     87
SECTION 10.05.   Notation on or Exchange of Securities  . . . . . . . . . . . . . . . . . . . . . . . .     88
SECTION 10.06.   Trustee to Sign Amendments, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .     88

                                                      ARTICLE ELEVEN

                                                        GUARANTEE

SECTION 11.01.   Unconditional Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     88
SECTION 11.02.   Subordination of Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     90
SECTION 11.03.   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     90
SECTION 11.04.   Release of a Subsidiary Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . .     90
SECTION 11.05.   Limitation of Subsidiary Guarantor's
                 Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     91
SECTION 11.06.   Subsidiary Guarantors May Consolidate,
                 etc., on Certain Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     91
SECTION 11.07.   Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     92
SECTION 11.08.   Waiver of Subrogation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     93
SECTION 11.09.   Execution of Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     93
SECTION 11.10.   Waiver of Stay, Extension or Usury
                 Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     94

                                                                                                           Page
                                                      ARTICLE TWELVE

                                          SUBORDINATION OF GUARANTEE OBLIGATIONS

SECTION 12.01.   Guarantee Obligations Subordinated
                 to Guarantor Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . .     95
SECTION 12.02.   Suspension of Guarantee Obligations
                 When Guarantor Senior Indebtedness
                 in Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     95
SECTION 12.03.   Guarantee Obligations Subordinated
                 to Prior Payment of All Guarantor
                 Senior Indebtedness on Dissolution,
                 Liquidation or Reorganization of
                 Such Subsidiary Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     97
SECTION 12.04.   Holders of Guarantee Obligations to
                 Be Subrogated to Rights of Holders
                 of Guarantor Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . .     99
SECTION 12.05.   Obligations of the Subsidiary
                 Guarantors Unconditional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     99
SECTION 12.06.   Trustee Entitled to Assume Payments
                 Not Prohibited in Absence of Notice  . . . . . . . . . . . . . . . . . . . . . . . . .    100
SECTION 12.07.   Application by Trustee of Assets
                 Deposited with It  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    100
SECTION 12.08.   No Waiver of Subordination Provisions  . . . . . . . . . . . . . . . . . . . . . . . .    101
SECTION 12.09.   Holders Authorize Trustee to Effectuate
                 Subordination of Guarantee Obligations . . . . . . . . . . . . . . . . . . . . . . . .    102
SECTION 12.10.   Right of Trustee to Hold Guarantor
                 Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    102
SECTION 12.11.   No Suspension of Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    102
SECTION 12.12.   No Fiduciary Duty of Trustee to
                 Holders of Guarantor Senior
                 Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    103

                                                     ARTICLE THIRTEEN

                                                      MISCELLANEOUS

SECTION 13.01.   TIA Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    103
SECTION 13.02.   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    103
SECTION 13.03.   Communications by Holders with
                 Other Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    104
SECTION 13.04.   Certificate and Opinion as to
                 Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    105
SECTION 13.05.   Statements Required in Certificate
                 or Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    105
SECTION 13.06.   Rules by Trustee, Paying Agent,
                 Registrar  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    105
SECTION 13.07.   Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    106
SECTION 13.08.   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    106

                                                                                                           Page
SECTION 13.09.   No Adverse Interpretation of Other
                 Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    106
SECTION 13.10.   No Recourse Against Others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    106
SECTION 13.11.   Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    106
SECTION 13.12.   Duplicate Originals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    107
SECTION 13.13.   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    107
SECTION 13.14.   No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    107

SIGNATURES


Exhibit A - Form of Note and Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1


Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

                 INDENTURE dated as of         ,     , among OUTDOOR SYSTEMS,
INC., a Delaware corporation (the "Company"), the SUBSIDIARY GUARANTORS and
, as Trustee.

                 Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's Senior Subordinated Notes due 2006:


                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.    Definitions.

                 "Acquired Indebtedness" means (i) with respect to any Person that becomes a Subsidiary of the Company (or is merged into the Company or any of its Subsidiaries) after the Issue Date, Indebtedness of such Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company (or is merged into the Company or any of its Subsidiaries) and which was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company (or being merged into the Company or any of its Subsidiaries) and (ii) with respect to the Company or any of its Subsidiaries, any Indebtedness assumed by the Company or any of its Subsidiaries in connection with the acquisition of any assets from another Person (other than the Company or any of its Subsidiaries), and which was not incurred by such other Person in connection with, or in contemplation of, such acquisition.

                 "Adjusted Net Assets" shall have the meaning provided in
Section 11.07.

                 "Advertising Displays" mean all posters, signs, billboards and other outdoor advertising displays and related sites therefor owned or leased (as lessee) by the Company and its Subsidiaries.

                 "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the term "Affiliate," with respect to the Company and its Subsidiaries, shall not include Canadian Imperial Bank of Commerce or any of its Affiliates.

                 "Affiliate Transaction" shall have the meaning provided in
Section 5.11.

                 "Agent" means any Registrar, Paying Agent or co-Registrar.

                 "Asset Sale" means, with respect to any Person, any sale, transfer or other disposition or series of sales, transfers or other dispositions (including, without limitation, by merger or consolidation or by exchange of assets and whether by operation of law or otherwise) made by such Person or any of its Subsidiaries to any Person other than such Person or one of its wholly-owned Subsidiaries (or, in the case of a sale, transfer or other disposition by a Subsidiary of the Company, to any Person other than the Company or a directly or indirectly wholly-owned Subsidiary of the Company) of any assets of such Person or any of its Subsidiaries including, without limitation, assets consisting of any Capital Stock or other securities held by such Person or any of its Subsidiaries, and any Capital Stock issued by any Subsidiary of such Person, in each case, outside of the ordinary course of business, excluding, however, any sale, transfer or other disposition, or series of related sales, transfers or other dispositions (i) resulting in Net Proceeds to the Company and its Subsidiaries of $250,000 or less, (ii) of Cash Equivalents or inventory in the ordinary course of business or obsolete equipment in the ordinary course of business consistent with past practices of the Company and (iii) the lease or sublease of any real or personal property in the ordinary course of business.

                 "Available Cash Flow" means, with respect to any Person for any period, the sum, without duplication, of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) Consolidated Tax Expense, (iv) depreciation, (v) amortization and (vi) all other non-cash charges deducted in the calculation of Consolidated Net Income (but excluding any non-cash charges related to the items described in clauses (i) through (v) of the definition of "Consolidated Net Income") for the period as to which the computation of Available Cash Flow is made, all as determined in accordance with GAAP.

                 "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

                 "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any duly authorized committee of that Board.

                 "Board Resolution" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person.

                 "Bridge Agreement" means the Senior Subordinated Credit Agreement, dated as of July 9, 1996, by and among the Company, the guarantors referred to therein, the lenders referred to therein and Canadian Imperial Bank of Commerce, as agent, as the same may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                 "Business Day" means a day that is not a Legal Holiday.

                 "Capital Lease," as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

                 "Capitalized Lease Obligation" means an obligation under a Capital Lease, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations determined in accordance with GAAP.

                 "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including, without limitation, each class of Common Stock and Preferred Stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                 "Cash Equivalents" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P's or Moody's; and (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P's or Moody's; and (vi) repurchase agreements with respect to, and which are fully secured by a perfected security interest in, obligations of a type described in clause (i) or clause (ii) above and are with any commercial bank described in clause (iv) above.

                 "Cash Flow Leverage Ratio" means the ratio of (i) the sum of the aggregate outstanding principal amount of all Indebtedness of the Company and its Subsidiaries determined as of the date of such calculation on a consolidated basis in accordance with GAAP to (ii) Available Cash Flow of the Company and its Subsidiaries determined on a consolidated basis for the period of such calculation.

                 "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof; (ii) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iii) the Permitted Holders, individually or in the aggregate, shall cease to beneficially own (within the meaning of Rule 13d-3 under the Exchange
Act), directly or indirectly, Voting Stock representing at least 40% (or at any time that the Company's Cash Flow Leverage Ratio for the Company's most recently ended two full fiscal quarters for which internal financial statements are available determined on a pro forma basis in accordance with Section 5.12 hereof is less than 3.5 to 1, 25%) of the total voting power of all Voting Stock of the Company; (iv) any Person or Group (other than the Permitted Holders) shall become the owner, directly or indirectly, beneficially or of record, of Voting Stock representing more than 20% of the total voting power of all Voting Stock of the Company; or (v) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least two-thirds of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved.

                   "Change of Control Date" shall have the meaning provided in Section 5.15.

                   "Change of Control Offer" shall have the meaning provided in Section 5.15.

                 "Change of Control Payment Date" shall have the meaning provided in Section 5.15.

                 "Closing Date" means         , 1996, the date on which the
loan pursuant to the Bridge Agreement was made.

                 "Commission" means the Securities and Exchange Commission.

                 "Common Stock" means, with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding at the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

                 "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor.

                 "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the total interest expense of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (including amortization of original issue discount, non-cash interest payments and the interest component of Capitalized Lease Obligations), whether paid or accrued, to the extent such expense was deducted in computing the Consolidated Net Income of such

Person, and (ii) all dividends paid or declared during such period on any preferred stock of such Person and its Subsidiaries.

                 "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the net income (or loss) of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (a) the net income of any other Person in which such Person or any of its Subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of such Person and its Subsidiaries in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions actually paid to such Person or such Subsidiary by such other Person during such period; (b) the net income of any Subsidiary of such Person that is subject to any Payment Restriction shall be excluded to the extent such Payment Restriction actually prevented the payment of an amount that otherwise could have been paid to such Person or to a Subsidiary of such Person not subject to any Payment Restriction; and (c) there shall be excluded (i) the net income (or loss) of any other Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition, (ii) all gains and losses realized on any Asset Sale (without regard to the $250,000 threshold set forth in the definition of Asset Sale), (iii) all gains and losses realized on the purchase or other acquisition by such Person or any of its Subsidiaries of any securities of such Person or any of its Subsidiaries, (iv) all other net extraordinary gains, and (v) (A) all non-cash charges (provided, however, that any cash payments actually made with respect to the liabilities for which such charges were created shall be deducted from Consolidated Net Income in the period when made) and (B) all deferred financing costs written off in connection with the early extinguishment of any Indebtedness, in each case, incurred by the Company or any of its Subsidiaries in connection with the Transactions.

                 "Consolidated Net Worth" means, as at any date of determination, the sum of the Capital Stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of the Company and its Subsidiaries on a consolidated basis determined in conformity with GAAP.

                 "Consolidated Tax Expense" means, for any Person, for any period, the aggregate income tax expense of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, excluding, however, the income tax expense of such Person attributable to a disposition of assets the gain from which is excluded from the calculation of "Consolidated Net Income," but only to the extent such income tax expense does not exceed the cash portion of the consideration received by such Person in connection with the disposition of such assets.

                 "Credit Agent" means, at any time, the then-acting Administrative Agent as defined in and under the Senior Credit Facilities, which initially shall be Canadian Imperial Bank of Commerce. The Company shall promptly notify the Trustee of any change in the Credit Agent.

                 "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                 "Default" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

                 "Denver Disposition" means the sale by the Company of any or all of the outdoor advertising assets of the Company that, prior to the Closing Date, serve the Denver, Colorado market.

                 "Designated Senior Indebtedness" as to the Company or any Guarantor, as the case may be, means any Senior Indebtedness (a) under or in respect of the Senior Credit Facilities, or (b) which at the time of determination exceeds $25,000,000 in aggregate principal amount (or accreted value in the case of Indebtedness issued at a discount) outstanding or available under a committed facility, and (x) unless such designation is prohibited by the Senior Credit Facilities, which is specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" by such Person and (y) as to which the Trustee has been given written notice of such designation.

                 "Disqualified Capital Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (other than an event which would constitute a Change of Control), (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except upon the occurrence of a Change of Control), in whole or in part, on or prior to the final maturity date of the Notes, or (ii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) above, in each case at any time prior to the final maturity of the Notes; provided, that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such final maturity date shall be deemed to be Disqualified Capital Stock.

                 "Event of Default" shall have the meaning provided in Section 7.01.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

                 "fair market value" means, unless otherwise specified, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a resolution of the Board of Directors of the Company delivered to the Trustee.

                 "Foreign Exchange Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect against fluctuations in currency values.

                 "Funding Subsidiary Guarantor" shall have the meaning provided in Section 11.07.

                 "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the Closing Date, except that, for purposes of Section 5.09, such term shall mean such principles in effect from time to time.

                 "Guarantee" means the guarantee of each Subsidiary Guarantor set forth in Article Eleven and any additional guarantee of the Securities executed by any Subsidiary of the Company.

                 "Guarantee Obligations" shall have the meaning provided in
Section 12.01.

                 "Guarantor Payment Blockage Period" shall have the meaning provided in Section 12.02.

                 "Guarantor Senior Indebtedness" means, with respect to any Subsidiary Guarantor, the principal of, premium, if any, and interest on and all other Obligations with respect to any Indebtedness of such Subsidiary Guarantor, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantee of such Subsidiary Guarantor. Without limiting the generality of the `foregoing, "Guarantor Senior Indebtedness" shall include (x) the principal of, premium, if any, and interest on all obligations of every nature of such Subsidiary Guarantor from time to time owed to the lenders under the Senior Credit Facilities, including, without limitation, the Letter of Credit Obligations and principal of and interest on, and all fees, indemnities and expenses payable under the Senior Credit Facilities, (y) interest accruing thereon subsequent to the occurrence of any Event of Default specified in clause (vi) or (vii) of Section 7.01 relating to such Subsidiary Guarantor, whether or not the claim for such interest is allowed under any applicable Bankruptcy Law and (z) all deferrals, renewals, extensions, refinancings and restructurings of, and amendments, modifications and supplements to, any of the Guarantor Senior Indebtedness described above. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (a) Indebtedness evidenced by the Guarantee of such Subsidiary Guarantor, (b) Indebtedness that is expressly subordinate or junior in right of payment to any Indebtedness of such Subsidiary Guarantor, (c) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to such Subsidiary Guarantor, (d) Indebtedness which is represented by Disqualified Capital Stock, (e) obligations for goods, materials or services purchased in the ordinary course of business or obligations consisting of trade payables, (f) Indebtedness of or amounts owed by such Subsidiary Guarantor for compensation to employees or for services rendered to such Subsidiary Guarantor, (g) any liability for federal, state, local or other taxes owed or owing by such Subsidiary Guarantor, (h) Indebtedness of such Guarantor representing a guarantee of Subordinated Indebtedness or Pari Passu Indebtedness of the Company or any other Subsidiary Guarantor, (i) Indebtedness of such Subsidiary Guarantor to a Subsidiary of the Company and
(j) that portion of any Indebtedness (other than Indebtedness described in clause (x) of the second sentence of this definition which relates to reimbursement obligations (whether in the form of loans or otherwise) under letters of credit with respect to drawings made thereunder and not yet reimbursed) which is incurred by such Subsidiary Guarantor in violation of this Indenture.

                 "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

                 "Houston Disposition" means the sale by the Company of any or all of the assets representing outdoor advertising assets serving the Houston, Texas market prior or subsequent to the Closing Date.

                 "Indebtedness" means with respect to any Person, without duplication, (i) all liabilities of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures, drafts accepted or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (other than any such balance that represents an account payable or any other monetary obligation to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in connection with obtaining goods, materials or services and due within twelve months (or such longer period for payment as is customarily extended by such trade creditor) of the incurrence thereof, which account is not overdue by more than 90 days, according to the original terms of sale, unless such account payable is being contested in good faith), or (c) for the payment of money relating to a Capitalized Lease Obligation; (ii) the maximum fixed repurchase price of all Disqualified Capital Stock of such Person; (iii) reimbursement obligations of such Person with respect to letters of credit; (iv) obligations of such Person with respect to Interest Swap Obligations and Foreign Exchange Agreements; (v) all liabilities of others of the kind described in the preceding clause (i),
(ii), (iii) or (iv) that such Person has guaranteed or that is otherwise its legal liability; and (vi) all obligations of others secured by a Lien to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by such Person or shall otherwise be such Person's legal liability (provided that if the obligations so secured have not been assumed by such Person or are not otherwise such Person's legal liability, such obligations shall be deemed to be in an amount equal to the fair market value of such properties or assets, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution).
For purposes of the preceding sentence, the "maximum fixed repurchase price" of any Disqualified Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such

Disqualified Capital Stock (or any equity security for which it may be exchanged or converted), such fair market value shall be determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution.

                 "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                 "Independent Financial Advisor" means an accounting, appraisal, investment banking or consulting firm of nationally recognized standing that is, in the reasonable and good faith judgment of the Board of Directors of the Company, qualified to perform the task for which such firm has been engaged hereunder and disinterested and independent with respect to the Company and its Affiliates.

                 "Interest Payment Date" means the stated maturity of an installment of interest on the Securities.

                 "Interest Swap Obligation" means any obligation of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount; provided that the term "Interest Swap Obligation" shall also include interest rate exchange, collar, cap, swap option or similar agreements providing interest rate protection.

                 "Investment" means (i) any direct or indirect purchase or other acquisition of, or of a beneficial interest in, any Securities of any other Person or (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), extension of credit or capital contribution to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                 "Issue Date" means the date of original issuance of the Securities under this Indenture.

                "Legal Holiday" shall have the meaning provided in Section
13.07.

                 "Letter of Credit Obligations" means Indebtedness of the Company or any of its Subsidiaries with respect to letters of credit issued pursuant to the Senior Credit Facilities, and for purposes of the definition of the term "Permitted Indebtedness," the aggregate principal amount of Indebtedness outstanding at any time with respect thereto shall be deemed to consist of (a) the aggregate maximum amount then available to be drawn under all such letters of credit (the determination of such maximum amount to assume compliance with all conditions for drawing), and (b) the aggregate amount that has been paid by, and not reimbursed to, the issuers under such letters of credit; provided that if any such letters of credit are issued to support letters of credit issued by another Person on behalf of the Company or any of its Subsidiaries, then the principal amount of Indebtedness outstanding shall not include such other letters of credit to the extent of such support letters of credit.

                 "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell which is intended to constitute or create a security interest, mortgage, pledge or lien, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction); provided that in no event shall an operating lease be deemed to constitute a Lien under this Indenture.

                 "Material Subsidiary" means, with respect to any accounting period, any Subsidiary of the Company (i) whose revenues constitute greater than 10% of the aggregate dollar value of the revenues of the Company and its Subsidiaries, taken as a whole, for such accounting period or (ii) the fair market value of whose assets at any time during such accounting period is greater than 10% of the fair market value of all of the assets of the Company and its Subsidiaries at such time.

                 "Maturity Date" means         , 2006.

                 "Net Cash Proceeds" means the Net Proceeds of any Asset Sale received in the form of cash or Cash Equivalents.

                 "Net Proceeds" means (a) in the case of any Asset Sale or any issuance and sale by any Person of Qualified Capital Stock, the aggregate net proceeds received by such Person after payment of expenses, income taxes reasonably estimated to be actually payable as a result of such Asset Sale within two years of such Asset Sale, commissions and the like incurred in connection therewith (and, in the case of any Asset Sale, net of the amount of cash applied to repay Indebtedness secured by the asset involved in such Asset Sale), whether such proceeds are in cash or in property (valued at the fair market value thereof at the time of receipt, as determined with respect to any Asset Sale resulting in Net Proceeds in excess of $500,000 in good faith by the Board of Directors of such Person, which determination shall be evidenced by a Board Resolution) and (b) in the case of any conversion or exchange of any outstanding Indebtedness or Disqualified Capital Stock of such Person for or into shares of Qualified Capital Stock of such Person, the sum of
(i) the fair market value of the proceeds received by such Person in connection with the issuance of such Indebtedness or Disqualified Capital Stock on the date of such issuance and (ii) any additional amount paid by the holder to such Person upon such conversion or exchange.

                 "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to act to accelerate the maturity of any Designated Senior Indebtedness.

                 "Obligations" means all obligations of every nature whether for principal, reimbursements, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) under the documentation governing any Indebtedness.

                 "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Controller, the Treasurer or the Secretary of the Company.

                 "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of such Person and otherwise complying with the requirements of Sections 13.04 and 13.05.

                 "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections 13.04 and 13.05. Unless otherwise required by the Trustee, the legal counsel may be an employee of or counsel to the Company or the Trustee.

                 "Pari Passu Indebtedness" means, with respect to the Company or any Subsidiary Guarantor, Indebtedness of such Person which ranks pari passu in right of payment to the Securities or the Guarantee of such Subsidiary Guarantor, as the case may be.

                 "Paying Agent" shall have the meaning provided in Section 2.03, except that, for the purposes of Articles Three and Nine and Sections
5.15 and 5.16, the Paying Agent shall not be the Company or an Affiliate of the Company.

                 "Payment Blockage Notice" shall have the meaning provided in
Section 4.02.

                 "Payment Blockage Period" shall have the meaning provided in
Section 4.02.

                 "Payment Default" means any default in the payment of principal, premium, if any, or interest on any Designated Senior Indebtedness beyond any applicable grace period with respect thereto.

                 "Payment Restriction" means, with respect to a Subsidiary of any Person, any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation, on the ability of (i) such Subsidiary to (a) pay dividends or make other distributions on its Capital Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other Subsidiary of such Person, (b) make loans or advances to such Person or any other Subsidiary of such Person, or (c) transfer any of its properties or assets to such Person or any other Subsidiary of such Person, or (ii) such Person or any other Subsidiary of such Person to receive or retain any such (a) dividends, distributions or payments, (b) loans or advances, or
(c) transfer of properties or assets.

                 "Permitted Asset Swap" means the exchange, in the ordinary course of the outdoor advertising business, of any interest of the Company or any of its Subsidiaries in any Advertising Display or Displays for a similar interest in an Advertising Display or Displays of a Person other than the Company or such Subsidiary; provided that (i) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of the Advertising Display or Displays being transferred by the Company or such Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of the Advertising Display or Displays received by the Company or such Subsidiary in such exchange and

(ii) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of all Advertising Displays transferred by the Company and its Subsidiaries in connection with exchanges in any period of twelve consecutive months shall not exceed $500,000.

                 "Permitted Encumbrances" means (i) Liens existing on the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date; (ii) Liens for taxes, assessments or governmental charges or claims not yet due or which are being diligently contested in good faith and if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; (iii) statutory Liens of landlords and banks and rights of offset, and Liens of carriers, warehousemen, workmen, repairmen, mechanics and materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; (iv) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, utility payments, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (v) any attachment or judgment Lien not constituting an Event of Default; (vi) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole;
(vii) easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole; (viii) any (a) interest or title of a lessor or sublessor (other than the Company or any of its Subsidiaries) under any lease, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to (including without limitation ground leases or other prior leases of the demised premises, mortgages, mechanics liens, tax liens, and easements), or (c) subordination of the interest of the lessee or sublessee under such lease to any restrictions or encumbrance referred to in the preceding clause (b); (ix) Liens arising from filing UCC financing statements for precautionary purposes relating solely to true leases of personal property permitted under the applicable indenture and under which the Company or any of its Subsidiaries is a lessee; (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xi) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property; (xii) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Company and its Subsidiaries; (xiii) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (xiv) Liens securing reimbursement obligations with respect to letters of credit which encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (xv) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business in accordance with past practices; (xvi) Liens to secure Refinancing Indebtedness to the extent the Indebtedness refinanced was secured and such Liens do not extend to any property other than the property which was subject to the Lien under the Indebtedness being Refinanced; (xvii) Liens on assets of the Company securing Indebtedness which would constitute Senior Indebtedness but for the provisions of clause (c) in the third sentence of the definition of Senior Indebtedness and Liens on assets of a Subsidiary Guarantor securing Indebtedness which would constitute Guarantor Senior Indebtedness but for the provisions of clause (c) in the third sentence of the definition of Guarantor Senior Indebtedness; and (xviii) additional Liens securing Indebtedness at any one time outstanding not to exceed $5,000,000.

                 "Permitted Holders" means William S. Levine, Arthur R. Moreno, any trust solely for the benefit of Messrs. Levine and Moreno or their respective immediate family members, or any partnership all the ownership interests in which are beneficially owned or controlled by any of the foregoing; provided that with respect to any such trust or partnership either Mr. Levine or Mr. Moreno shall at all times have the exclusive power to direct the voting of the shares of Voting Stock of the Company held by such trust or partnership.

                 "Permitted Indebtedness" means (a) Indebtedness of the Company and its Subsidiaries (and the Company and each Subsidiary of the Company (to the extent it is not an obligor) may guarantee such Indebtedness) pursuant to
(i) the Senior Credit Facilities in an aggregate principal amount at any one time outstanding not to exceed $530,000,000, less the aggregate amount of all principal repayments thereunder (to the extent, in the case of payments of revolving credit Indebtedness, that the corresponding commitments have been permanently reduced) pursuant to and in accordance with the requirements of Section 5.16 subsequent to the Issue Date, and (ii) any Indebtedness incurred under the Senior Credit Facilities pursuant to and in compliance with (A) clause (l) of this definition or (B) Section 5.12, (b) any Indebtedness of the Company or any Subsidiary of the Company which, in the case of the Company, is owing to any wholly-owned Subsidiary of the Company and which, in the case of any such Subsidiary, is owing to the Company or any wholly-owned Subsidiary of the Company, (c) Indebtedness incurred by the Company or any Subsidiary in connection with the purchase or improvement of property (real or personal) or equipment or other capital expenditures in the ordinary course of business or consisting of Capitalized Lease Obligations; provided that at the time of the incurrence thereof, such Indebtedness, together with any other Indebtedness incurred during the most recently completed four fiscal quarter period in reliance upon this clause (c), does not exceed, in the aggregate, $2,000,000 at any time outstanding; (d) Indebtedness of the Company incurred under Foreign Exchange Agreements and Interest Swap Obligations entered into with respect to Indebtedness in a notional amount not exceeding the aggregate principal amount of Indebtedness and otherwise permitted to be outstanding pursuant to Section 5.12; (e) guarantees incurred in the ordinary course of business, by the Company or a Subsidiary of the Company, of Indebtedness of any other Person in the aggregate not to exceed $2,000,000 at any time outstanding; (f) guarantees by the Company or a Subsidiary of the Company of Indebtedness incurred by a wholly-owned Subsidiary so long as the incurrence of such Indebtedness incurred by such wholly-owned Subsidiary is permitted under the terms of this Indenture;
(g) Refinancing Indebtedness; (h) Indebtedness for letters of credit relating to workers' compensation claims and self-insurance or similar requirements in the ordinary course of business; (i) other Indebtedness outstanding on the Issue Date and specified on a schedule to this Indenture; (j) Indebtedness arising from guarantees of Indebtedness of the Company or any Subsidiary of the Company or other agreements of the Company or a Subsidiary of the Company providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or Subsidiary of the Company, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary of the Company for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and its Subsidiaries in connection with such disposition; (k) obligations in respect of performance bonds and completion guarantees provided by the Company or any Subsidiary of the Company in the ordinary course of business; (l) additional Indebtedness of the Company and the Subsidiary Guarantors in an amount not to exceed $5,000,000 at any time outstanding; (m) any Securities issued after the Issue Date in exchange for Term Notes; (n) any notes issued in exchange for Securities in an exchange offer contemplated by, and in accordance with, the Registration Rights Agreement; and (o) any guarantees of Indebtedness of the types set forth in clauses (m) and (n) above.

                 "Permitted Investment" by any Person means (i) any Related Business Investment, (ii) Investments in securities not constituting cash or Cash Equivalents and received in connection with an Asset Sale made pursuant to
Section 5.16 or any other disposition of assets not constituting an Asset Sale by reason of the $250,000 threshold contained in the definition thereof, (iii) cash and Cash Equivalents, (iv) Investments existing on the Issue Date, (v) Investments by the Company or by any Subsidiary of the Company in any Person that is or will become immediately after such Investment a wholly-owned Subsidiary of the Company that either (a) has not incurred (and will not incur as a result of or in connection with such transaction) any Indebtedness (other than Indebtedness permitted to be incurred by such Subsidiary under Section 5.12) or (b) is a Subsidiary Guarantor; provided, however, that (x) such Investment shall be a Permitted Investment only for so long as any such Subsidiary in which the Investment has been made meets the conditions set forth above and (y) no Investment in any such Person or Subsidiary (including any transaction pursuant to which any Person becomes a Subsidiary of the Company) will be a Permitted Investment if and for so long as such Subsidiary is or would be subject to any Payment Restriction; (vi) any Investments in the Company by any Subsidiary of the Company; provided, however, that any Indebtedness of the Company for payment in respect of such Investment is subordinated in right of payment, pursuant to a written agreement, to the Securities at least to the same extent and in the same manner as the Securities are subordinated to the Bank Indebtedness; and (vii) additional Investments in an aggregate amount not exceeding $10,000,000.

                 "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                 "PIK Securities" means Securities issued after the Issue Date in lieu of payment in cash of Interest due on the Securities in accordance with
Section 2.02.

                 "Plan of Liquidation" means, with respect to any Person, a plan that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously, in phases or otherwise) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

                 "Preferred Stock" means, with respect to any Person, Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

                 "principal" of any Indebtedness (including the Securities) means the principal of such Indebtedness plus the premium, if any, on such Indebtedness.

                 "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with Article 11 of Regulation S-X under the Securities Act as interpreted by the Company's chief financial officer or Board of Directors in consultation with its independent certified public accountants.

                 "Qualified Capital Stock" means, with respect to any Person, any Capital Stock of such Person that is not Disqualified Capital Stock.

                 "Record Date" means the Record Dates specified in the Securities; provided that if any such date is a Legal Holiday, the Record Date shall be the first day immediately preceding such specified day that is not a Legal Holiday.

                 "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and Paragraph 5 of the Securities annexed hereto as Exhibit A.

                 "Redemption Price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture and Paragraph 5 of the Securities annexed hereto as Exhibit A.

                 "Reference Date" shall have the meaning provided in Section
5.03.

                 "Refinance" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund or defease, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

                 "Refinancing Indebtedness" means, with respect to any Person, any Refinancing of any Indebtedness of such Person existing on the Issue Date or Indebtedness (other than Permitted Indebtedness, except Permitted Indebtedness incurred pursuant to clause (i) of the definition thereof) incurred in accordance with this Indenture (a) in a principal amount (or, if such Refinancing Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon the acceleration thereof, with an original issue price) not in excess of (without duplication) (i) the principal amount or the original issue price, as the case may be, of the Indebtedness so refinanced (or, if such Refinancing Indebtedness Refinances Indebtedness under a revolving credit facility or other agreement providing a commitment for subsequent borrowings, with a maximum commitment not to exceed the maximum commitment under such revolving credit facility or other agreement) plus (ii) unpaid and accrued interest on such Indebtedness plus (iii) premiums, penalties, fees and expenses actually incurred by such Person in connection with the Refinancing thereof and (b) with respect to Refinancing Indebtedness that Refinances Subordinated Indebtedness, such Refinancing Indebtedness (x) shall not have any fixed mandatory redemption or sinking fund requirement in an amount greater than or at a time prior to the amounts and times specified in such Subordinated Indebtedness being Refinanced, except to the extent that any such requirement applies on a date after the Maturity Date and (y) shall contain subordination and default provisions no less favorable in any material respect to Holders than those contained in such Subordinated Indebtedness being Refinanced.

                 "Registrar" shall have the meaning provided in Section 2.03.

                 "Registration Rights Agreement" shall have the meaning set forth in the Bridge Agreement.

                 "Related Business Investment" means (i) any Investment by a Person in any other Person a majority of whose revenues are derived from the operation of any line of business engaged in by the Company or any of its Subsidiaries as of the Issue Date; and (ii) any capital expenditure or Investment, in each case reasonably related to the business of the Company and its Subsidiaries as it is conducted as of the Issue Date and as such business may thereafter evolve or change.

                 "Representative" means the Administrative Agent under the Senior Credit Facilities and the indenture trustee or other trustee, agent or representative for any other Designated Senior Indebtedness; provided that in
no event shall [                ], in its capacities as Trustee, Registrar,
co-Registrar or Paying Agent, serve as Representative.

                 "Restricted Debt Prepayment" means any principal payment on, purchase, redemption, defeasance, prepayment or other acquisition or retirement for value of, any Subordinated Indebtedness, directly or indirectly, by the Company or any Subsidiary of the Company, other than any scheduled final maturity, scheduled repayment or scheduled sinking fund payment.

                 "Restricted Payment" means any (i) Stock Payment, (ii) Investment (other than a Permitted Investment) or (iii) Restricted Debt Prepayment.

                 "Securities" means the Company's Senior Subordinated Notes due 2006, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture including, without limitation, the PIK Securities and the registered Securities, if any, having the same terms and conditions which are issued by the Company in exchange for such Securities upon exercise of the registration rights accompanying such Securities.

                 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                 "Senior Credit Facilities" means the Second Amended and Restated Credit Agreement dated as of July 9, 1996 among the Company, the several lenders from time to time parties thereto and Canadian Imperial Bank of Commerce, as administrative agent, together with the documents related thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                 "Senior Indebtedness" means the principal of, premium, if any, and interest on and all other Obligations with respect to any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include (x) the principal of, premium, if any, and interest on all Obligations of every nature of the Company from time to time owed to the lenders under the Senior Credit Facilities, including, without limitation, the Letter of Credit Obligations and principal of and interest on and all fees, indemnities, and expenses payable under the Senior Credit Facilities, (y) interest accruing thereon subsequent to the occurrence of any Event of Default specified in clause (vi) or (vii) of Section 7.01 relating to the Company, whether or not the claim for such interest is allowed under any applicable Bankruptcy Law and (z) all deferrals, renewals, extensions, refinancings and restructuring of, and amendments, modifications and supplements to, any of the Senior Indebtedness described above. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (a) Indebtedness evidenced by the Securities or the Take-Out Notes, (b) Indebtedness that is expressly subordinate or junior in right of payment to any Indebtedness of the Company, (c) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company, (d) Indebtedness which is represented by Disqualified Capital Stock, (e) obligations for goods, materials or services purchased in the ordinary course of business or obligations consisting of trade payables, (f) Indebtedness of or amounts owed by the Company for compensation to employees or for services rendered to the Company, (g) any liability for federal, state, local or other taxes owed or owing by the Company, (h) Indebtedness of the Company to a Subsidiary of the Company, (i) that portion of any Indebtedness (other than Indebtedness described in clause (x) of the second sentence of this definition which relates to reimbursement obligations (whether in the form of loans or otherwise) under letters of credit with respect to drawings made thereunder and not yet reimbursed) which is incurred by the Company in violation of this Indenture and (j) Indebtedness evidenced by the Bridge Agreement.

                 "Significant Stockholder" means, with respect to any Person, any other Person who is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 10% of any class of equity securities of such Person that are entitled to vote on a regular basis for the election of directors of such Person.

                 "Stock Payment" means (a) the declaration or payment either in cash or in property, of any dividend on (except dividends payable solely in Qualified Capital Stock of the Company), or the making by the Company or any of its Subsidiaries of any other distribution in respect of, the Company's Capital Stock or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock (other than exchangeable or convertible Indebtedness of the Company), or (b) the redemption, repurchase, retirement or other acquisition for value by the Company or any of its Subsidiaries, directly or indirectly, of the Company's Capital Stock or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock (other than exchangeable or convertible Indebtedness of the Company), other than solely in exchange for Qualified Capital Stock of the Company.

                 "Subordinated Indebtedness" means, with respect to the Company or any Subsidiary Guarantor, Indebtedness of such Person which is expressly subordinated in right of payment to the Securities or the Guarantee of such Subsidiary Guarantor, as the case may be.

                 "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereto is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                 "Subsidiary Guarantors" means (i) each of OS Baseline, Inc., an Arizona corporation, Outdoor Systems Painting, Inc., an Arizona corporation, New York Subways Advertising Co., Inc., an Arizona corporation, OS Advertising of Texas Painting, Inc., a Texas corporation, Decade Communications Group, Inc., a Colorado corporation, and Bench Advertising Company of Colorado, Inc., a Colorado corporation, (ii) each of the Company's Subsidiaries which becomes a guarantor of the Securities in compliance with the provisions of Section 5.17 and (iii) each of the Company's Subsidiaries executing a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this Indenture.

                 "Take-Out Notes" means any Indebtedness issued by the Company to refinance amounts outstanding under the Bridge Agreement.

                 "Term Loans" means the term loan facility under the Senior Credit Facilities.

                 "Term Notes" shall have the meaning set forth in the Bridge Agreement.

                 "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb), as amended, as in effect on the date of the execution of this Indenture until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA, except as otherwise provided in Section 10.03.

                 "Transactions" shall have the meaning set forth in the Bridge Agreement.

                 "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                 "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

 "U.S. Government Obligations" shall have the meaning provided in Section 9.02.

                 "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                 "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote under ordinary circumstances in the election of members of the board of directors or other governing body of such Person.

                 "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

                 "wholly-owned Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which 100% of the total voting power of shares of stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other wholly-owned Subsidiaries of that Person or a combination thereof.

SECTION 1.02.    Incorporation by Reference of TIA.

                 Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

                 "Commission" means the SEC.

                 "indenture securities" means the Securities.

                 "indenture security holder" means a Holder or a Securityholder.

                 "indenture to be qualified" means this Indenture.

                 "indenture trustee" or "institutional trustee" means the Trustee.

                 "obligor" on the indenture securities means the Company, any Subsidiary Guarantor, or any other obligor on the Securities or the Guarantees.

                 All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.    Rules of Construction.

                 Unless the context otherwise requires:

                 (1)      a term has the meaning assigned to it;

                 (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                 (3)      "or" is not exclusive;

                 (4) words in the singular include the plural, and words in the plural include the singular;

                 (5) provisions apply to successive events and transactions; and

                 (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                  ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01.    Form and Dating.

                 The Securities, the notation thereon relating to the Guarantee and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A. Any registered Securities may be issued in exchange for a like principal amount of the Securities pursuant to a registered exchange offer. The registered Securities shall be in the same form of Exhibit A, except that the restrictive legend shall not apply. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

                 The terms and provisions contained in the Securities and the Guarantee shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.02.    Execution and Authentication; PIK Securities.

                 The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $240,000,000 plus the amount of PIK Securities outstanding at such time, except as provided in Section 2.07, and registered exchange Securities from time to time for issue only in exchange for a like principal amount of Securities, in each case upon a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $240,000,000 plus the amount of PIK Securities outstanding at such time, except as provided in
Section 2.07. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company.

                 The Company may at its option, on any Interest Payment Date (as set forth in the Securities) in lieu of payment in cash of interest due on the Securities in excess of 15% per annum pay such excess by issuing PIK Securities by giving notice to the Holders and the Trustee of such election not less than 5 nor more than 30 days prior to the Record Date for such Interest Payment (as set forth in the Securities). The Trustee or an authenticating agent, on each such Interest Payment Date as to which the Issuer has elected to make such interest payments in PIK Securities, in full or in part, shall upon written order of the Company signed by one Officer, given not less than 5 nor more than 30 days prior to the Interest Payment Date, authenticate for original issue and deliver additional Securities, in an aggregate principal amount equal to the amount of interest not paid in cash on each such Interest Payment Date. Each issuance of PIK Securities in lieu of payment in cash of interest on the Securities shall be made pro rata with respect to the then outstanding Securities.

                 Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Company by manual or facsimile signature. Each Subsidiary Guarantor shall execute the Guarantee in the manner set forth in Section 11.09.

                 If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                 A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                 The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

                 The Securities (other than PIK Securities) shall be issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof.

SECTION 2.03.    Registrar and Paying Agent.

                 The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("Registrar"), (b) Securities may be presented or surrendered for payment ("Paying Agent") and (c) notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company may act as its own Registrar or Paying Agent except that for the purposes of Articles Three and Nine and Sections 5.15 and 5.16, neither the Company nor any Affiliate of the Company shall act as Paying Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may have one or more co-Registrars and one or more additional paying agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional paying agent.
The Company initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

                 The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee, in advance, of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

SECTION 2.04.    Paying Agent to Hold Assets in Trust.

                 The Company shall require each Paying Agent other than the Trustee to agree in writing that, subject to Article Four and Article Twelve, each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities (whether such assets have been distributed to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any Default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund, subject to Article Four and Article Twelve. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

SECTION 2.05.    Securityholder Lists.

                 The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06.    Transfer and Exchange.

                 When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.02, 2.07, 2.10, 3.06, 5.15, 5.16 or 10.05). The Registrar or co-Registrar
shall not be required to register the transfer of  or exchange of any Security
(i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Security being redeemed in part.

SECTION 2.07.    Replacement Securities.

                 If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

                 Every replacement Security is an additional obligation of the Company.

SECTION 2.08.    Outstanding Securities.

                 Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company, the Subsidiary Guarantors or any of their respective Affiliates holds the Security.

                 If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to
Section 2.07.

                 If on a Redemption Date or the Maturity Date the Paying Agent (other than the Company or a Subsidiary) holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue unless, pursuant to the provisions of Article Four and Article Twelve, the Paying Agent is unable to make payments on the Securities to the Holders thereof.

SECTION 2.09.    Treasury Securities.

                 In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, the Subsidiary Guarantors or any of their respective Affiliates shall be disregarded (unless all of the outstanding Securities are then collectively owned by the Company, the Subsidiary Guarantors or any of their respective Affiliates), except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows or has reason to know are so owned shall be disregarded.

SECTION 2.10.    Temporary Securities.

                 Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the

Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

SECTION 2.11.    Cancellation.

                 The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or a Subsidiary), and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to
Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If the Company or any Subsidiary Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12.    Defaulted Interest.

                 If the Company defaults in a payment of interest on the Securities, it shall, unless the Trustee fixes another record date pursuant to
Section 7.10, pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

SECTION 2.13.    CUSIP Number.

                 The Company in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.


                                 ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.    Notices to Trustee.

                 If the Company elects to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee, with a copy to the Credit Agent, of the Redemption Date and the principal amount of Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders at least 20 days (unless a shorter notice shall be satisfactory to the Trustee) but not more than 60 days before the Redemption Date. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

SECTION 3.02.    Selection of Securities to Be Redeemed.

                 If fewer than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata, by lot or by any other method that the Trustee considers fair and appropriate and, if such Securities are listed on any securities exchange, by a method that complies with the requirements of such exchange.

                 The Trustee shall make the selection from the Securities outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or integral multiples thereof) of the principal amount of Securities that have denominations larger than $1,000; provided that if no Securities other than PIK Securities in denominations of less than $1,000 (or if greater than $1,000, not in integral multiples of $1,000) remain outstanding or have not been called for redemption, such PIK Securities may be redeemed. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.    Notice of Redemption.

                 At least 20 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first class mail to each Holder whose Securities are to be redeemed at such Holder's registered address, with a copy to the Credit Agent. At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Each notice for redemption shall identify the Securities to be redeemed and shall state:

                 (1)      the Redemption Date;

                 (2)      the Redemption Price;

                 (3)      the name and address of the Paying Agent;

                 (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                 (5) that, unless (a) the Company defaults in making the redemption payment or (b) such redemption payment is prohibited pursuant to Article Four or Article Twelve hereof or otherwise, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

                 (6) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued; and

                 (7) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption.

SECTION 3.04.    Effect of Notice of Redemption.

                 Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price unless prohibited pursuant to Article Four or Article Twelve or otherwise pursuant to this Indenture. Securities that are redeemed by the Company or that are purchased by the Company pursuant to a Net Proceeds Offer as described in Section 5.16 or pursuant to a Change of Control Offer as described in
Section 5.15 or that are otherwise acquired by the Company will be surrendered to the Trustee for cancellation.

SECTION 3.05.    Deposit of Redemption Price.

                 On or before the Redemption Date, the Company shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price of all Securities to be redeemed on that date (other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose upon the written request of the Company, except with respect to monies owed as obligations to the Trustee pursuant to Article Eight and Article Twelve hereof.

                 If the Company complies with the preceding paragraph and payment of the Securities called for redemption is not prohibited under Article Four or Article Twelve or otherwise, then, unless the Company defaults in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment.

SECTION 3.06.    Securities Redeemed in Part.

                 Upon surrender of a Security that is to be redeemed in part, the Trustee shall authenticate for the Holder a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                 SUBORDINATION

SECTION 4.01.    Securities Subordinated to Senior Indebtedness.

                 Anything herein to the contrary notwithstanding, the Company, for itself and its successors, and each Holder, by his or her acceptance of Securities, agrees that the payment of any Obligations under the Securities is subordinated, to the extent and in the manner provided in this Article Four, to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness.

                 This Article Four shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

SECTION 4.02.    Suspension of Payment When Senior Indebtedness in Default.

                 (a) Unless Section 4.03 shall be applicable, upon (1) the occurrence of a Payment Default and (2) receipt by the Trustee and the Company from a Representative of written notice of such occurrence, then no payment (other than payments previously made pursuant to Article Nine) or distribution of any assets of the Company of any kind or character shall be made by the Company on account of any Obligations under the Securities or on account of the purchase or redemption or other acquisition of Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or such Senior Indebtedness as to which such Payment Default relates shall have been discharged or paid in full in cash or Cash Equivalents, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

                 (b) Unless Section 4.03 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) the earlier of (i) receipt by the Trustee and the Company from a Representative of written notice of such occurrence stating that such notice is a "Payment Blockage Notice" pursuant to this Section 4.02(b) or (ii) if such Non-payment Default results from the acceleration of the Securities, the date of such acceleration, no payment (other than payments previously made pursuant to Article Nine) or distribution of any assets of the Company of any kind or character shall be made by the Company on account of any Obligations under the Securities or on account of the purchase or redemption or other acquisition of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of the written notice of a Non-payment Default from such Representative or the date of the acceleration referred to in clause (ii) above, as the case may be, unless and until the earlier to occur of the following events: (w) 179 days shall have elapsed since receipt of such notice or the date of the acceleration of the Securities, as the case may be (provided no Designated Senior Indebtedness shall theretofore have been accelerated),
(x) such Non-payment Default shall have been cured or waived or shall have ceased to exist, (y) such Designated Senior Indebtedness shall have been discharged or paid in full in cash or Cash Equivalents or (z) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Representative initiating such Payment Blockage Period or the holders of at least a majority in principal amount of such issue of Designated Senior Indebtedness initiating such Payment Blockage Period, after which, in the case of clause (w), (x), (y) or (z), the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this Indenture, no Non-payment Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period shall be, or shall be made, the basis for the commencement of a second Payment Blockage Period, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt of the written notice by the Trustee of a Non-payment Default or the date of the acceleration of the Securities, as the case may be (the "Initial Blockage Period"). Any number of additional Payment Blockage Periods may be commenced during the Initial Blockage Period; provided, however, that no such additional Payment Blockage Period shall extend beyond the Initial Blockage Period. After the expiration of the Initial Blockage Period, no Payment Blockage Period may be commenced under this Section 4.02(b) and no Guarantor Payment Blockage Period may be commenced under Section 12.02(b) until at least 180 consecutive days have elapsed from the last day of the Initial Blockage Period.

                 (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment prohibited by the foregoing provisions of this Section 4.02, then and in such event such payment shall be segregated from other funds and held in trust by the Trustee or such Holder or Paying Agent for the benefit of, and shall immediately be paid over to, the holders of Senior Indebtedness or to the Representatives or as a court of competent jurisdiction shall direct.

SECTION 4.03. Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company.

                 Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, upon any dissolution, winding-up, total or partial liquidation or reorganization of the Company (including, without limitation, in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company and whether voluntary or involuntary):

                 (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full in cash or Cash Equivalents of all amounts payable under Senior Indebtedness (including, with respect to Designated Senior Indebtedness, any interest accruing after the commencement of any such proceeding at the rate specified in the applicable Designated Senior Indebtedness whether or not interest is an allowed claim enforceable against the Company in any such proceeding) before the Holders will be entitled to receive any payment with respect to the Securities, and until all Obligations with respect to the Senior Indebtedness are paid in full in cash or Cash Equivalents, any distribution to which the Holders would be entitled shall be made to the holders of Senior Indebtedness;

                 (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article Four, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Senior Indebtedness or their Representatives, ratably according to the respective amounts of Senior Indebtedness remaining unpaid held or represented by each, until all Senior Indebtedness remaining unpaid shall have been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                 (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders or any Paying Agent on account of any Obligations under the Securities before all Senior Indebtedness is paid in full in cash or Cash Equivalents, such payment or distribution (subject to the provisions of Sections 4.06 and 4.07) shall be received, segregated from other funds, and held in trust by the Trustee or such Holder or Paying Agent for the benefit of, and shall immediately be paid over to, the holders of Senior Indebtedness or their Representatives, ratably according to the respective amounts of Senior Indebtedness held or represented by each, until all Senior Indebtedness remaining unpaid shall have been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                 The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Six shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Article Four if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article Six.

                 The Company shall give prompt notice to the Trustee prior to any dissolution, winding-up, total or partial liquidation or reorganization (including, without limitation, in bankruptcy, insolvency, or receivership proceedings or upon any assignment for the benefit of creditors or any other marshalling of the Company's assets and liabilities).

SECTION 4.04. Securityholders to Be Subrogated to Rights of Holders of Senior Indebtedness.

                 Subject to the payment in full in cash or Cash Equivalents of all Senior Indebtedness, the Holders of Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full in cash, and for the purpose of such subrogation no payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company, or by or on behalf of the Holders by virtue of this Article Four, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Four are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                 If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Four shall have been applied, pursuant to the provisions of this Article Four, to the payment of all amounts payable under the Senior Indebtedness, then the Holders shall be entitled to receive from the holders of such Senior Indebtedness any such payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Indebtedness in full in cash or Cash Equivalents.

SECTION 4.05.    Obligations of the Company Unconditional.

                 Nothing contained in this Article Four or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Four, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets or securities of the Company referred to in this Article Four, the Trustee, subject to the provisions of Sections 8.01 and 8.02, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other Person making any payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Four. Nothing in this Section 4.05 shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 8.07.

SECTION 4.06.    Trustee Entitled to Assume Payments Not
                 Prohibited in Absence of Notice.

                 (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Four or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee unless and until the Trustee or any Paying Agent shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any Representative therefor and, prior to the receipt of any such notice, the Trustee, subject to the provisions of Sections 8.01 and 8.02, shall be entitled in all respects conclusively to assume that no such fact exists.

                 (b) Subject to the provisions of Section 8.01 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person representing itself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor or other representative thereof) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor or other representative thereof); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Four, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Four, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 4.07.    Application by Trustee of Assets Deposited with It.

                 U.S. Legal Tender or U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 9.02 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article Four. Otherwise, any deposit of assets or securities by or on behalf of the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Securities shall be subject to the provisions of this Article Four; provided that if prior to the second Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of or interest on any Security) the Trustee or such Paying Agent shall not have received with respect to such assets the notice provided for in Section 4.06, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary received by it on or after such date; provided, further, that no payment on any Guarantee shall constitute payment on behalf of the Company for purposes of this Section 4.07. The foregoing shall not apply to the Paying Agent if the Company or any Subsidiary or Affiliate of the Company is acting as Paying Agent. Nothing contained in this Section 4.07 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by this Article Four.

SECTION 4.08.    No Waiver of Subordination Provisions.

                 (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                 (b) By accepting the Securities, the Holders agree that without limiting the generality of subsection (a) of this Section 4.08, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article

Four or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place, terms or time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 4.09.    Securityholders Authorize Trustee to
                 Effectuate Subordination of Securities.

                 Each Holder of the Securities by such Holder's acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination provisions contained in this Article Four, and appoints the Trustee such Holder's attorney-in-fact for such purpose, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company) tending towards liquidation or reorganization of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of such Holder's Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Indebtedness or their Representatives is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

SECTION 4.10.    Right of Trustee to Hold Senior Indebtedness.

                 The Trustee shall be entitled to all of the rights set forth in this Article Four in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 4.11.    No Suspension of Remedies.

                 The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Four shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 7.01.

                 Nothing contained in this Article Four shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Seven or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Four of the holders, from time to time, of Senior Indebtedness.

SECTION 4.12.    No Fiduciary Duty of Trustee to Holders of
                 Senior Indebtedness.

                 The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders (other than for its willful misconduct or gross negligence) if it shall pay over or deliver to the Holders of Securities or the Company or any other Person, money or assets in compliance with the terms of this Indenture.
Nothing in this Section 4.12 shall affect the obligation of any Person other than the Trustee to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness or their Representative.


                                  ARTICLE FIVE

                                   COVENANTS

SECTION 5.01.    Payment of Securities.

                 The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date U.S. Legal Tender or PIK Securities designated for and sufficient to pay the installment; provided, however, that U.S. Legal Tender held by the Trustee for the benefit of holders of Senior Indebtedness or Guarantor Senior Indebtedness or the payment of which to the Holders is prohibited pursuant to the provisions of Article Four or Article Twelve or otherwise shall not be considered to be designated for the payment of any installment of principal or interest on the Securities within the meaning of this Section 5.01.

                 The Company shall pay interest on overdue principal at the rate borne by the Securities and it shall pay interest on overdue installments of interest at the same rate, to the extent lawful.

SECTION 5.02.    Maintenance of Office or Agency.

                 The Company shall maintain in the Borough of Manhattan, The City of New York, the office or agency required under Section 2.03. The Company shall give prior notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in
Section 13.02.

SECTION 5.03.    Limitation on Restricted Payments.

                 The Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, make any Restricted Payment if, at the time of such proposed Restricted Payment, or after giving effect thereto,
(a) a Default or an Event of Default shall have occurred and be continuing, (b) the Company could not incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 5.12 or (c) the aggregate amount expended for all Restricted Payments, including such proposed Restricted Payment (the amount of any Restricted Payment, if other than cash, to be the fair market value thereof at the date of payment, as determined in good faith by the Board of Directors of the Company), subsequent to the Issue Date, shall exceed the sum of (i) 25% of the aggregate Consolidated Net Income (or if such Consolidated Net Income is a loss, minus 100% of such loss) of the Company earned subsequent to the Closing Date and on or prior to the date of the proposed Restricted Payment (the "Reference Date"), plus (ii) 100% of the aggregate Net Proceeds received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale (including upon exchange or conversion for other securities of the Company) subsequent to the Closing Date and on or prior to the Reference Date of Qualified Capital Stock (excluding (A) Qualified Capital Stock paid as a dividend on any Capital Stock or as interest on any Indebtedness and (B) any Net Proceeds from issuances and sales financed directly or indirectly using funds borrowed from the Company or any Subsidiary of the Company, until and to the extent such borrowing is repaid), plus (iii) 100% of the aggregate net cash proceeds received by the Company as capital contributions to the Company after the Closing Date.

                 Notwithstanding the foregoing, if no Default or Event of Default shall have occurred and be continuing as a consequence thereof, the provisions set forth in the immediately preceding paragraph will not prevent
(1) the payment of any dividend within 60 days after the date of its declaration if the dividend would have been permitted on the date of declaration, (2) the acquisition of any shares of Capital Stock of the Company or the repurchase, redemption or other repayment of any Subordinated Indebtedness of the Company or a Subsidiary Guarantor in exchange for or solely out of the proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock of the Company and (3) the repurchase, redemption or other repayment of any Subordinated Indebtedness of the Company or a Subsidiary Guarantor in exchange for or solely out of the proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of (A) Subordinated Indebtedness of the Company or
(B) solely in the case of Subordinated Indebtedness of a Subsidiary Guarantor, Subordinated Indebtedness of such Subsidiary Guarantor, in either case with a Weighted Average Life to Maturity equal to or greater than the then remaining Weighted Average Life to Maturity of the Subordinated Indebtedness repurchased, redeemed or repaid; provided, however, that each dividend paid in accordance with clause (1) above, each acquisition, repurchase, redemption or other repayment made in accordance with, or of the type set forth in, clause (2) above, shall each be counted for purposes of computing amounts expended pursuant to subclause (c) in the immediately preceding paragraph, and no amounts expended pursuant to clause (3) above shall be so counted.

                 Prior to making any Restricted Payment under the first paragraph of this Section 5.03, the Company shall deliver to the Trustee an Officers' Certificate setting forth the computation by which the amount available for Restricted Payments pursuant to such paragraph was determined. The Trustee shall have no duty or responsibility to determine the accuracy or correctness of this computation and shall be fully protected in relying on such Officers' Certificate.

SECTION 5.04.    Corporate Existence.

                 Except as otherwise permitted by Article Six, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each such Subsidiary and the rights (charter and statutory) and franchises of the Company and each such Subsidiary; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, and with respect to any of its Subsidiaries, any such existence, right or franchise, if the Board of Directors of the Company or such Subsidiary, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or any such Subsidiary.

SECTION 5.05.    Payment of Taxes and Other Claims.

                 The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or properties of it or any of its Subsidiaries and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim if either (a) the amount, applicability or validity thereof is being diligently contested in good faith and an adequate reserve has been established therefor to the extent required by GAAP or (b) the failure to make such payment or effect such discharge (together with all other such failures) would not have a material adverse effect on the financial condition or results or operations of the Company and its Subsidiaries taken as a whole.

SECTION 5.06.    Maintenance of Properties and Insurance.

                 (a) The Company shall cause all properties used or useful to the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in its judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times unless the failure to so maintain such properties (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that nothing in this Section
5.06 shall prevent the Company or any Subsidiary from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is either (i) in the ordinary course of business, (ii) in the good faith judgment of the Board of Directors of the Company or the Subsidiary concerned, or of the senior officers of the Company or such Subsidiary, as the case may be, desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, or (iii) otherwise permitted by this Indenture.

                 (b) The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be either (i) consistent with past practices of the Company or the applicable Subsidiary or (ii) customary, in the reasonable, good faith opinion of the Company, for corporations similarly situated in the industry, unless the failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

SECTION 5.07.    Compliance Certificate; Notice of Default.

                 (a) The Company shall deliver to the Trustee within 120 days after the end of the Company's fiscal year an Officers' Certificate stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such covenant and no event of default in respect of any payment obligation under the Senior Credit Facilities, Default or Event of Default occurred during such year or, if such signers do know of such an event of default, Default or Event of Default, the certificate shall describe the event of default, Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

                 (b) So long as it is not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the Company shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company's independent certified public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default has come to their attention and if such a Default has come to their attention, specifying the nature and period of existence thereof.

                 (c) The Company shall deliver to the Trustee, forthwith upon becoming aware, and in any event within 10 days after the occurrence, of
(i) any Default or Event of Default in the performance of any covenant, agreement or condition contained in this Indenture; (ii) any event of default in respect of any payment obligation under the Senior Credit Facilities or any event of default under any other bond, debenture, note, or other evidence of Indebtedness of the Company or any of its Subsidiaries, or under any mortgage, indenture or other instrument if such event of default related to Indebtedness at any time in an aggregate principal amount exceeding $10,000,000, an Officers' Certificate specifying with particularity such event.

SECTION 5.08.    Compliance with Laws.

                 The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except such as are being diligently contested in good faith and except for such noncompliances as would not in the aggregate have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

SECTION 5.09.    Commission Reports.

                 The Company will deliver to the Trustee within 15 days after the filing of the same with the Commission, copies of the quarterly and annual report and of the information documents and other reports, if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will file with the Commission, to the extent permitted, and provide the Trustee and Holders of Securities with such annual reports and such information, documents and other reports specified in Section 13 and 15(d) of the Exchange Act. The Company will also comply with the other provisions of TIA Section 314(a).

SECTION 5.10.    Waiver of Stay, Extension or Usury Laws.

                 The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.11.    Limitation on Transactions with Affiliates.

                 (a)      Neither the Company nor any of its Subsidiaries shall
(i) sell, lease, transfer or otherwise dispose of any of its properties or assets, or issue securities (other than equity securities which do not constitute Disqualified Capital Stock) to, (ii) purchase any property, assets or securities from, (iii) make any Investment in, or (iv) enter into or suffer to exist any contract or agreement with or for the benefit of, an Affiliate or a Significant Stockholder (or any Affiliate of such Significant Stockholder) of the Company or any Subsidiary (an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under Section 5.11(b) and (y) Affiliate Transactions in the ordinary course of business that are fair to the Company or such Subsidiary, as the case may be, and on terms at least as favorable as might reasonably have been obtainable at such time from an unaffiliated party; provided that (A) with respect to Affiliate Transactions involving aggregate payments equal to or in excess of $500,000 and less than $1,000,000, the Company or such Subsidiary, as the case may be, shall have delivered an Officers' Certificate to the Trustee certifying that such transaction or series of transactions complies with clause (y) above (other than the requirement set forth in such clause (y) that such Affiliate Transaction be in the ordinary course of business), (B) with respect to Affiliate Transactions involving aggregate payments equal to or in excess of $1,000,000 and less than $3,000,000, the Company or such Subsidiary, as the case may be, shall have delivered an Officers' Certificate to the Trustee certifying that such Affiliate Transaction complies with clause (y) above (other than the requirement set forth in such clause (y) that such Affiliate Transaction be in the ordinary course of business) and that such Affiliate Transaction has received the approval of a majority of the disinterested members of the Board of Directors of the Company or such Subsidiary, as the case may be, or in the absence of any such approval by the disinterested members of the Board of Directors of the Company or such Subsidiary, as the case may be, that an Independent Financial Advisor has reasonably and in good faith determined that the financial terms of such Affiliate Transaction are fair to the Company or such Subsidiary, as the case may be, or that the terms of such Affiliate Transaction are at least as favorable as might reasonably have been obtained at such time from an unaffiliated party and that such Independent Financial Advisor has provided written confirmation of such determination to the Board of Directors and (C) with respect to Affiliate Transactions involving aggregate payments equal to or in excess of $3,000,000, the Company or such Subsidiary, as the case may be, shall have delivered to the Trustee a written opinion from an Independent Financial Advisor to the effect that the financial terms of such Affiliate Transaction are fair to the Company or such Subsidiary, as the case may be, or that the terms of such Affiliate Transaction are at least as favorable as those that might reasonably have been obtained at the time from an unaffiliated party.

                 (b)      The provisions of Section 5.11(a) shall not apply to
(i) any Permitted Investment, (ii) any Restricted Payment that is made in compliance with the provisions of Section 5.03, (iii) reasonable and customary fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Subsidiary of the Company, as determined by the Board of Directors of the Company or such Subsidiary or the senior management thereof in good faith, (iv) transactions exclusively between or among the Company and any of its wholly-owned Subsidiaries or exclusively between or among such wholly-owned Subsidiaries; provided that such transactions are not otherwise prohibited by this Indenture, (v) any agreement as in effect as of the Closing Date or any agreements similar thereto or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) so long as any such amendment is not disadvantageous to the Securityholders in any material respect and (vi) transactions permitted by, and complying with, the provisions of Section 6.01.

SECTION 5.12.    Limitation on Incurrences of Additional Indebtedness.

                 The Company shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to incur, assume, guarantee, become liable, contingently or otherwise, with respect to, or otherwise become responsible for the payment of (collectively "incur") any Indebtedness other than Permitted Indebtedness; provided, however, that if no Default with respect to payment of principal of, or interest on, the Securities or Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Company or any Subsidiary Guarantor may incur Indebtedness if the Cash Flow Leverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the time at which such additional Indebtedness is incurred would have been not greater than (i) 6.0 to 1 if such Indebtedness is to be incurred on or before July 15, 1998, (ii) 5.5 to 1 if such Indebtedness is to be incurred between July 15, 1998 and July 15, 2000 and (iii) 5.0 to 1 if such Indebtedness is to be incurred on or after July 15, 2000 in each case determined on a pro forma basis in accordance with GAAP to give effect to the incurrence of such additional Indebtedness and (if applicable) the application of the net proceeds therefrom (including, without limitation, to refinance other Indebtedness and/or consummate the Company's or any of a Company's Subsidiaries' acquisition of any Person or operating assets), as if such additional Indebtedness had been incurred and any such refinancing and/or acquisition had occurred at the beginning of such four-quarter period. In addition, a Subsidiary of the Company may incur Acquired Indebtedness to the extent such Indebtedness could have been incurred by the Company pursuant to the proviso to the immediately preceding sentence.

SECTION 5.13. Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or suffer to exist, or allow to become effective any consensual Payment Restriction with respect to any of the Company's Subsidiaries, except for (a) any such restrictions contained in (i) the Senior Credit Facilities in effect on the Issue Date, as any such payment restriction may apply to any present or future Subsidiary of the Company, (ii) this Indenture and any agreement in effect at or entered into on the Closing Date, (iii) Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company (provided that (x) such Indebtedness is not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company, (y) such restriction is not applicable to any Person, or the properties or assets or any Person, other than the Person so acquired and (z) such Indebtedness is otherwise permitted to be incurred pursuant to Section 5.12), (iv) secured Indebtedness otherwise permitted to be incurred pursuant to Sections 5.12 and 5.14 that limits the right of the debtor to dispose of the assets securing such Indebtedness; (b) customary non-assignment provisions restricting subletting or assignment of any lease or other agreement entered into by a Subsidiary of the Company; (c) customary net worth provisions contained in leases and other agreements entered into by a Subsidiary of the Company in the ordinary course of business; (d) customary restrictions with respect to a Subsidiary of the Company pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary; (e) restrictions contained in Indebtedness incurred to refinance, refund, extend or renew Indebtedness referred to in clause (a) above; provided that the restrictions contained therein are not materially more restrictive taken as a whole than those provided for in such Indebtedness being refinanced, refunded, extended or renewed; and (f) Payment Restrictions contained in any other Indebtedness permitted to be incurred subsequent to the Closing Date pursuant to the provisions of Section 5.12; provided that any such Payment Restrictions are ordinary and customary with respect to the type of Indebtedness being incurred (under the relevant circumstances) and, in any event, no more restrictive than the most restrictive Payment Restrictions in effect on the Closing Date.

SECTION 5.14.    Limitation on Liens.

          The Company shall not and shall not permit any of its Subsidiaries to create, incur, assume or suffer to exist any Liens upon any of their respective assets unless the Securities are equally and ratably secured by the Liens covering such assets, except for (i) Liens on assets of the Company securing Senior Indebtedness and Liens on assets of a Subsidiary Guarantor which, at the time of incurrence, secure Senior Indebtedness or Guarantor Senior Indebtedness, (ii) existing and future Liens securing (A) Indebtedness and other obligations of the Company and its Subsidiaries under the Senior Credit Facilities or any refinancing or replacement thereof in whole or in part permitted under this Indenture and (B) obligations under Interest Swap Obligations entered into with the lenders under the Senior Credit Facilities and their Affiliates, (iii) Permitted Encumbrances, (iv) Liens securing Acquired Indebtedness; provided that such Liens (x) are not incurred in connection with, or in contemplation of, the acquisition of the property or assets acquired and (y) do not extend to or cover any property or assets of the Company or any Subsidiary other than the property or assets so acquired, (v) Liens to secure Capitalized Lease Obligations and certain other Indebtedness that is otherwise permitted under this Indenture; provided that (A) any such Lien is created solely for the purpose of securing such other Indebtedness representing, or incurred to finance, refinance or refund, the cost (including sales and excise taxes, installation and delivery charges and other direct costs of, and other direct expenses paid or charged in connection with, the purchase (whether through stock or asset purchase, merger or otherwise) or construction) or improvement of the property subject thereto (whether real or personal, including fixtures and other equipment), (B) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such costs and
(C) such Lien does not extend to or cover any other property other than such item of property and any improvements on or attachments to such item, (vi) Liens existing on the Issue Date, (vii) Liens in favor of the Trustee under this Indenture and any substantially equivalent Lien granted to any trustee or similar institution under any indenture for Indebtedness permitted by the terms of this Indenture, and (viii) any replacement, extension or renewal, in whole or in part, of any Lien described in the foregoing clauses including in connection with any Refinancing of the Indebtedness, in whole or in part, secured by any such Lien; provided that to the extent any such clause limits the amount secured or the assets subject to such Liens, no extension or renewal shall increase the amount or the assets subject to such Liens, except to the extent that the Liens associated with such additional assets are otherwise permitted hereunder.

SECTION 5.15.    Limitation on Change of Control.

          (a) Upon the occurrence of a Change of Control, each Holder will have the right to require the repurchase of such Holder's Securities pursuant to the offer described in paragraph (b) below (the "Change of Control Offer"), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of repurchase. Prior to the mailing of the notice of a Change of Control Offer provided for in paragraph (b) below, within 30 days following any Change of Control the Company shall either (a) repay in full and terminate all commitments under Indebtedness under the Senior Credit Facilities to the extent the terms thereof require repayment upon a Change of Control (or offer to repay in full and terminate all commitments under all such Indebtedness under the Senior Credit Facilities and repay the Indebtedness owed to each lender which has accepted such offer), or
(b) obtain the requisite consent under the Senior Credit Facilities, the terms of which require repayment upon a Change of Control, to permit the repurchase of the Securities as provided for in this Section 5.15. The Company shall first comply with the covenant in the immediately preceding sentence before it shall be required to repurchase Securities pursuant to this Section 5.15. The Company's failure to comply with the covenants described in this paragraph shall constitute an Event of Default under this Indenture.

          (b) Within 30 days following the date upon which the Change of Control occurred (the "Change of Control Date"), the Company must send, by first class mail, a notice to each Holder of Securities, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Change of Control Offer. The Company shall give notice of an event giving rise to a Change of Control on the same date and in the same manner to all Holders of Securities. Such notice shall state:

          (1) that the Change of Control Offer is being made pursuant to this Section 5.15 and that all Securities tendered will be accepted for payment;

          (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

          (3) that any Security not tendered will continue to accrue interest if interest is then accruing;

          (4) that, unless (i) the Company defaults in making payment therefor or (ii) such payment is prohibited pursuant to Article Four, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

          (5) that Holders electing to have a Security purchased pursuant to the Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Change of Control Payment Date;

          (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than two Business Days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

          (7) that Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portions of the Securities surrendered; provided that each Security purchased and each Security issued shall be in an original principal amount of $1,000 or integral multiples thereof; provided, however, that if no Securities other than PIK Securities in denominations of less than $1,000 (or if greater than $1,000, not in integral multiples of $1,000) remain outstanding or have not been called for redemption, such PIK Securities may be purchased;

          (8) that each Change of Control Offer is required to remain open for at least 20 Business Days and until 12:00 Midnight New York City time on the applicable Change of Control Payment Date; and

          (9) the circumstances and relevant facts regarding such Change of Control.

          On or before the Change of Control Payment Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price of all Securities so tendered and
(iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price (and the Trustee shall promptly authenticate and mail to such Holders new Securities equal in principal amount to any unpurchased portion of the Securities surrendered) unless such payment is prohibited pursuant to Article Four or otherwise. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 5.15, the Trustee shall act as the Paying Agent.

          The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities pursuant to a Change of Control Offer. To the extent the provisions of any securities laws or regulations conflict with the provisions under this Section 5.15, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 5.15 by virtue thereof.

SECTION 5.16.    Offer to Repurchase Securities with
                 Net Cash Proceeds of Certain Asset Sales.

          The Company will not, and will not permit any of its Subsidiaries to, make any Asset Sale, unless (a) the Company or the applicable
Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold, (b) at least 85% of the consideration received therefor by the Company or the applicable Subsidiary is in the form of cash or Cash Equivalents; provided that the Company or the applicable Subsidiary will not be required to comply with this clause (b) with respect to a Permitted Asset Swap or a Houston Disposition and (c) upon consummation of an Asset Sale, the Company will within 270 days of the receipt of the proceeds therefrom, either: (i) apply or cause its Subsidiary to apply the Net Cash Proceeds of any Asset Sale to a Related Business Investment; (ii) apply or cause to be applied such Net Cash Proceeds (A) to the permanent repayment of Senior Indebtedness or

Guarantor Senior Indebtedness or (B) in the case of an Asset Sale by a Subsidiary of the Company, to the permanent repayment of Indebtedness of such Subsidiary; provided, however, that the repayment of any revolving loan (under the Senior Credit Facilities or otherwise) shall result in a permanent reduction in the commitment thereunder; or (iii) after such time as the accumulated Net Cash Proceeds for asset sales equals or exceeds $10,000,000, apply or cause to be applied such Net Cash Proceeds in excess of $5,000,000 to the purchase of Securities tendered to the Company for purchase at a price equal to 100% of the principal amount thereof plus accrued interest thereon to the date of purchase pursuant to an offer to purchase made by the Company as set forth below (a "Net Proceeds Offer"). Notwithstanding the foregoing, the Company shall not be required to comply with this Section 5.16 with respect to a Denver Disposition other than clause (a) of the immediately preceding sentence if any securities received by the Company as consideration for such Denver Disposition (including the related cash flow) shall be pledged to secure the Obligations of the Company under the Senior Credit Facilities.

          If the Company is required to make a Net Proceeds Offer pursuant to the preceding paragraph, notice of such Net Proceeds Offer pursuant to this Section 5.16 will be mailed to record Holders of Securities as shown on the register of Holders not more than 270 days after the relevant Asset Sale, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Net Proceeds Offer and shall state the following terms:

          (1)      that the Net Proceeds Offer is being made pursuant to
     Section 5.16 and that all Securities tendered will be accepted for payment; provided, however, that if the aggregate principal amount of Securities tendered in a Net Proceeds Offer plus accrued interest at the expiration of such offer exceeds the aggregate amount of the Net Proceeds Offer, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or multiples thereof shall be purchased; provided that if no Securities other than PIK Securities in denominations of less than $1,000 (or if greater than $1,000, not in integral multiples of $1,000) remain outstanding or have not been called for redemption, such PIK Securities may be purchased);

          (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed, other than as may be required by law) (the "Proceeds Purchase Date");

          (3) that any Security not tendered will continue to accrue interest if interest is then accruing;

          (4) that, unless (i) the Company defaults in making payment therefor or (ii) such payment is prohibited pursuant to Article Four or otherwise, any Security accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Proceeds Purchase Date;

          (5) that Holders electing to have a Security purchased pursuant to a Net Proceeds Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Proceeds Purchase Date;

          (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than two Business Days prior to the Proceeds Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased; and

          (7) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; provided that each Security purchased and each new Security issued shall be in an original principal amount of $1,000 or integral multiples thereof; provided, however, that if no Securities other than PIK Securities in denominations of less than $1,000 (or if greater than $1,000, not in integral multiples of $1,000) remain outstanding or have not been called for redemption, such PIK Securities may be purchased.

          On or before the Proceeds Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Net Proceeds Offer which are to be purchased in accordance with item (b)(1) above,
(ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price of all Securities to be purchased and (iii) deliver to the

Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price (and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered) unless such payment is prohibited pursuant to Article Four hereof or otherwise. The Company will publicly announce the results of the Net Proceeds Offer on or as soon as practicable after the Proceeds Purchase Date. For purposes of this
Section 5.16, the Trustee shall act as the Paying Agent.

          Any amounts remaining after the purchase of Securities pursuant to a Net Proceeds Offer shall be returned by the Trustee to the Company.

          The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities pursuant to a Net Proceeds Offer. To the extent the provisions of any securities laws or regulations conflict with the provisions under this Section 5.16, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 5.16 by virtue thereof.

SECTION 5.17.    Guarantees of Certain Indebtedness.

          The Company will not permit any of its domestic Subsidiaries
(other than the Subsidiary Guarantors initially signatory to this Indenture) to
(a) incur, guarantee or secure through the granting of Liens the payment of any Indebtedness under the Senior Credit Facilities or Refinancings thereof or (b) pledge any intercompany notes representing obligations of any of its Subsidiaries to secure the payment of any Indebtedness under the Senior Credit Facilities or Refinancings thereof, in each case unless such Subsidiary, the Company and the Trustee execute and deliver a supplemental indenture evidencing such Subsidiary's Guarantee hereunder. Thereafter, such Subsidiary shall be a Subsidiary Guarantor for all purposes of this Indenture.

SECTION 5.18.    Limitation on Preferred Stock of Subsidiaries.

          The Company will not permit any of its Subsidiaries to issue Preferred Stock (other than to the Company or to a wholly-owned Subsidiary of the Company) or permit any Person (other than the Company or a wholly-owned Subsidiary of the Company) to own any Preferred Stock of any Subsidiary of the Company.

SECTION 5.19.    Limitation on Other Senior Subordinated Indebtedness.

          Neither the Company nor any Subsidiary Guarantor will, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) that is subordinate in right of payment to any Indebtedness of the Company or such Subsidiary Guarantor, as the case may be, unless such Indebtedness is either (a) pari passu in right of payment with the Securities or the Guarantee of such Subsidiary Guarantor, as the case may be, or (b) subordinate in right of payment to the Securities or the Guarantee of such Subsidiary Guarantor, as the case may be, in the same manner and at least to the same extent as the Securities are subordinate to Senior Indebtedness or as such Guarantee is subordinated to Guarantor Senior Indebtedness of such Subsidiary Guarantor, as the case may be.

SECTION 5.20. Offer to Repurchase Securities with Net Cash Proceeds of Certain Issuances of Debt and Equity Securities.

          If no amounts are outstanding under the Senior Credit
Facilities and the Company issues any debt or equity securities in compliance with the terms of this Indenture for gross proceeds in excess of $10,000,000, then the Company shall use the net cash proceeds (after deducting reasonable and customary commissions and expenses) to make an offer to purchase Securities at a purchase price equal to 100% of the principal amount thereof plus accrued interest thereon to the date of purchase. The provisions relating to an offer to purchase pursuant to this Section 5.20 shall be substantially similar to those relating to a Net Proceeds Offer pursuant to Section 5.16, with appropriate changes.

SECTION 5.21.    Payments for Consent.

          Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.


                                  ARTICLE SIX

                             SUCCESSOR CORPORATION

SECTION 6.01.    Limitations on Mergers and Certain Other Transactions.

           (a) The Company shall not in a single transaction or through a series of related transactions (i) consolidate with or merge with or into any other Person, or transfer (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets as an entirety or substantially as an entirety to another Person or group of affiliated Persons or (ii) adopt a Plan of Liquidation, unless, in either case:

          (1) either the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company as an entirety or substantially as an entirety are transferred (or, in the case of a Plan of Liquidation, any Person to which assets are transferred) (the Company or such other Person being hereinafter referred to as the "Surviving Person") shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplement, all the obligations of the Company under the Securities and this Indenture;

          (2) immediately after and giving effect to such transaction and the assumption contemplated by clause (1) above and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, (A) the Surviving Person shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) the Surviving Person could incur at least $1 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 5.12;

          (3) immediately before and immediately after and giving effect to such transaction and the assumption of the obligations as set forth in clause (1) above and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default or Event of Default shall have occurred and be continuing; and

          (4) each Subsidiary Guarantor, unless it is the other party to the transaction, shall have by supplemental indenture confirmed that its Guarantee of the obligations of the Company under the Securities and this Indenture shall apply, without alteration or amendment as such Guarantee applies on the date it was granted under this Indenture to the obligations of the Company under this Indenture and the Securities to the obligations of the Company or such Person as the case may be, under this Indenture and the Securities, after consummation of such transaction.

          (b) For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties and assets of one or more direct or indirect Subsidiaries, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

SECTION 6.02.    Successor Corporation Substituted.

          Upon any consolidation or merger, or any transfer of assets in accordance with Section 6.01, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that solely for purposes of computing amounts described in subclause (c) of the first paragraph of Section 5.03, any such successor Person shall only be deemed to have succeeded to and be substituted for the Company with respect to periods subsequent to the effective time of such merger, consolidation or transfer of assets.

                                 ARTICLE SEVEN

                              DEFAULT AND REMEDIES

SECTION 7.01.    Events of Default.

          An "Event of Default" occurs if:

          (i) the Company defaults in the payment of interest on any Securities when the same becomes due and payable and the Default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article Four;

         (ii) the Company defaults in the payment of the principal of, or premium, if any, on the Securities when due whether at maturity, upon acceleration, redemption, required repurchase or otherwise, whether or not such payment shall be prohibited by the provisions of Article Four;

        (iii) the Company fails to comply with any of its agreements contained in the Securities or this Indenture (other than a default specified in clause (i) or (ii) above), if such failure continues for the period and after the notice specified below;

         (iv) there shall be a default under any Indebtedness of the Company or any of its Subsidiaries, whether such Indebtedness now exists or shall hereafter be created, if both (A) such default either
     (1) results from the failure to pay any such Indebtedness at its stated final maturity or (2) relates to an obligation other than the obligation to pay such Indebtedness at its stated final maturity and results in the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its stated final maturity and (B) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at stated final maturity or the maturity of which has been so accelerated, aggregates $10,000,000 or more at any one time outstanding;

          (v) one or more judgments, orders or decrees of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $10,000,000 (to the extent not covered by third-party insurance as to which the insurance company has acknowledged coverage), either individually or in the aggregate, shall be entered against the Company or any Subsidiary of the Company or any of their respective properties and shall not be discharged and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree shall not be in effect;

         (vi) either the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (a) commences a voluntary case or proceeding; (b) consents to the entry of a Bankruptcy Order for relief against it in an involuntary case or proceeding or the commencement of any case or proceeding against it;
     (c) consents to the appointment of a custodian of it or for substantially all of its property; or (d) makes a general assignment for the benefit of its creditors;

        (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (a) is for relief against the Company or any Material Subsidiary, in an involuntary case or proceeding; (b) appoints a custodian of the Company or any Material Subsidiary, or for all or any substantial part of their respective properties; or (c) orders the liquidation of the Company or any Material Subsidiary and in each case the order or decree remains unstayed and in effect for 60 days;

              (viii) the lenders under the Senior Credit Facilities shall commence judicial proceedings to foreclose upon any material portion of the assets of the Company and its Subsidiaries or shall have exercised any right under applicable law or applicable security documents to take ownership of a material portion of such assets in lieu of foreclosure; or

              (ix) any of the Guarantees shall be declared or adjudged invalid in a final judgment or order issued by any court or governmental authority.

              A Default under clause (iii) above (other than in the case of any Default under Section 5.03, 5.15, 5.16 or 6.01, which Defaults shall be Events of Default with the notice specified in this paragraph but without the passage of time specified in this paragraph) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company and the Trustee, of the Default, and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a

"Notice of Default." Such notice shall be given by the Trustee if so requested by the Holders of at least 25% in principal amount of the Securities then outstanding. When a Default is cured, it ceases.

SECTION 7.02.    Acceleration.

          (a)      If an Event of Default (other than an Event of
Default specified in Section 7.01(vi) or (vii) with respect to the Company or a Subsidiary Guarantor) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the then outstanding Securities shall, declare due and payable all unpaid principal and interest accrued and unpaid on the then outstanding Securities by written notice to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice"), and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Senior Credit Facilities, shall become due and payable upon the first to occur of an acceleration under the Senior Credit Facilities, or five business days after receipt by the Company and the Credit Agent of such Acceleration Notice. If an Event of Default specified in Section 7.01(vi) or (vii) occurs with respect to the Company or a Subsidiary Guarantor, all unpaid principal of and accrued interest on all then outstanding Securities shall be immediately due and payable without any declaration or other act on the part of the Trustee or any of the Holders. Upon payment of such principal amount, interest, and premium, if any, all of the Company's and the Subsidiary Guarantor's obligations under the Securities and this Indenture, other than obligations under Section 8.07, shall terminate. After a declaration of acceleration, the Holders of a majority in principal amount of the Securities then outstanding, by notice to the Trustee, may rescind an acceleration and its consequences if
(i) all existing Events of Default, other than the non-payment of the principal of the Securities which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, (iv) the Company has paid or deposited with the Trustee a sum sufficient to pay all sums paid or advanced by the Trustee under this Indenture and the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and (v) in the event of the cure or waiver of an Event of Default of the type described in clauses (vi), (vii), (viii), or (ix) of Section 7.01, the Trustee shall have received an Officer's Certificate and an Opinion of Counsel that such Event of Default has been cured or waived.

          (b) In the event of a declaration of acceleration under this Indenture because an Event of Default set forth in Section 7.01(iv) has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if either (i) the holders of the Indebtedness which is the subject of such Event of Default have waived such failure to pay at maturity or have rescinded the acceleration in respect of such Indebtedness within 90 days of such maturity or declaration of acceleration, as the case may be, and no other Event of Default has occurred during such 90-day period which has not been cured or waived, or (ii) such Indebtedness shall have been discharged or the maturity thereof shall have been extended such that it is not then due and payable, or the underlying default has been cured, within 90 days of such maturity or declaration of acceleration, as the case may be.

SECTION 7.03.    Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 7.04.    Waiver of Past Defaults.

          Subject to Sections 7.07 and 10.02, the Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (i) and (ii) of Section 7.01. When a Default or Event of Default is waived, it is cured and ceases.

SECTION 7.05.    Control by Majority.

          Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, including, without limitation, any remedies provided for in Section 7.03. Subject to Section 8.01, however, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 7.06.    Limitation on Suits.

          A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (2) the Holder or Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holder or Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.


          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 7.07.    Rights of Holders to Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 7.08.    Collection Suit by Trustee.

          If an Event of Default in payment of principal or interest specified in clause (i) or (ii) of Section 7.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 7.09.    Trustee May File Proofs of Claim.

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relating to the Company or any other obligor upon the Securities, any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under
Section 8.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 7.10.    Priorities.

          If the Trustee collects any money pursuant to this Article Seven, it shall pay out the money in the following order:

          First:  to the Trustee for amounts due under Section 8.07;

          Second:  subject to Article Four and Article Twelve, to
     Holders for interest accrued on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest;

          Third: subject to Article Four and Article Twelve, to Holders for principal amounts due and unpaid on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal; and

          Fourth: subject to Article Four and Article Twelve, to the Company or the Subsidiary Guarantors, as their respective interests may appear.

          The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 7.10.

SECTION 7.11.    Rights and Remedies Cumulative.

          No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 7.12.    Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 7.13.    Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.13 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 7.07, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Securities.


                                 ARTICLE EIGHT

                                    TRUSTEE

          The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

SECTION 8.01.    Duties of Trustee.

          (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of a Default or an Event of Default:

          (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1)      This paragraph does not limit the effect of paragraph
      (b) of this Section 8.01.

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.05.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this
Section 8.01.

          (f) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

SECTION 8.02.    Rights of Trustee.

                 Subject to Section 8.01:

                 (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                 (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 13.04 and
         13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                 (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                 (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                 (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                 (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

SECTION 8.03.    Individual Rights of Trustee.

                 The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11.

SECTION 8.04.    Trustee's Disclaimer.

                 The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 8.05.    Notice of Default.

                 If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of Securities notice of the Default or Event of Default within 90 days after such Default or Event of Default occurs; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of or interest on any Security, including the failure to make payment on a Change of Control Payment Date pursuant to a Change of Control Offer or payment when due pursuant to a Net Proceeds Offer the Trustee may withhold such notice if it in good faith determines that withholding such notice is in the interest of the Holders.

SECTION 8.06.    Reports by Trustee to Holders.

                 Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall, to the extent that any of the events described in TIA Section 313(a) occurred within the previous twelve months, but not otherwise, mail to each Securityholder a brief report
dated as of such       that complies with TIA Section  313(a).  The Trustee
also shall comply with TIA Section Section  313(b) and 313(c).

                 A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

                 The Company shall notify the Trustee if the Securities become listed on any stock exchange.

SECTION 8.07.    Compensation and Indemnity.

                 The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                 The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it except for such actions to the extent caused by any negligence or bad faith on its part, arising out of or in connection with the administration of this trust and its rights or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee in connection with such defense as reasonably determined by the Trustee. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

                 To secure the Company's payment obligations in this Section 8.07, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal of or interest on particular Securities.

                 When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01(vi) or (vii) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 8.08.    Replacement of Trustee.

                 The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee and appoint a successor trustee with the Company's consent, by so notifying the Company and the Trustee. The Company may remove the Trustee if:

                 (1)      the Trustee fails to comply with Section 8.10;

                 (2)      the Trustee is adjudged a bankrupt or an insolvent;

                 (3) a receiver or other public officer takes charge of the Trustee or its property; or

                 (4)      the Trustee becomes incapable of acting.

                 If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                 A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 8.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

                 If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 If the Trustee fails to comply with Section 8.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 Notwithstanding replacement of the Trustee pursuant to this
Section 8.08, the Company's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee.

SECTION 8.09.    Successor Trustee by Merger, Etc.

                 If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

SECTION 8.10.    Eligibility; Disqualification.

                 This Indenture shall always have a Trustee who satisfies the requirement of TIA Section Section 310(a)(1) and 310(a)(5). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

SECTION 8.11.    Preferential Collection of Claims Against Company.

                 The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                  ARTICLE NINE

                    SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 9.01.    Termination of the Obligations of
                 the Company and the Subsidiary Guarantors.

                 The Company may terminate its obligations under the Securities and this Indenture, and the obligations of any Subsidiary Guarantor shall terminate, except those obligations referred to in the penultimate paragraph of this Section 9.01, if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money has theretofore been deposited with the Trustee or the Paying Agent in trust or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 9.04) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if:

                 (1) either (i) pursuant to Article Three, the Company shall have given notice to the Trustee and mailed a notice of redemption to each Holder of the redemption of all of the Securities under arrangements satisfactory to the Trustee for the giving of such notice or (ii) all Securities have otherwise become due and payable hereunder;

                 (2) the Company shall have irrevocably deposited or caused to be deposited with the Trustee or a trustee satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, money in such amount as is sufficient without consideration of reinvestment of such interest, to pay principal of, premium, if any, and interest on the outstanding Securities to maturity or redemption; provided that the Trustee shall have been irrevocably instructed to apply such money to the payment of said principal, premium, if any, and interest with respect to the Securities; and provided, further, that from and after the time of deposit, the money deposited shall not be subject to the rights of holders of Senior Indebtedness pursuant to the provisions of Article Four and Article Twelve;

                 (3) no Default or Event of Default with respect to this Indenture or the Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company is a party or by which it is bound;

                 (4) the Company shall have paid all other sums payable by it thereunder; and

                 (5) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent providing for the termination of the Company's and any Subsidiary Guarantor's obligation under the Securities and this Indenture have been complied with. Such Opinion of Counsel shall also state that such satisfaction and discharge does not result in a default under the Senior Credit Facilities (if then in effect) or any other agreement or instrument then known to such counsel that binds or affects the Company.

                 Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 5.01, 5.02 and 8.07 and any
Subsidiary Guarantor's obligations in respect thereof shall survive until the Securities are no longer outstanding pursuant to the last paragraph of Section
2.08. After the Securities are no longer outstanding, the Company's obligations in Sections 8.07, 9.04 and 9.05 and any Subsidiary Guarantor's obligations in respect thereof shall survive.

                 After such delivery or irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's and any Subsidiary Guarantor's obligations under the Securities and this Indenture except for those surviving obligations specified above.

SECTION 9.02.    Legal Defeasance and Covenant Defeasance.

                 (a) The Company may, at its option by Board Resolution of the Board of Directors of the Company, at any time, with respect to the Securities, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities upon compliance with the conditions set forth in paragraph (d).

                 (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company and any Subsidiary Guarantor shall be deemed to have been released and discharged from its obligations with respect to the outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance").
For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of paragraph (e) below and the other Sections of and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), and Holders of the Securities and the Guarantees and any amounts deposited under paragraph (d) below shall cease to be subject to any obligations to, or the rights of, any holder of Senior Indebtedness or Guarantor Senior Indebtedness under Article Four, Article Twelve or otherwise, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.06, 2.07 and 5.02, and, with respect to the Trustee, under Section 8.07 and any Subsidiary Guarantor's obligations in respect thereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 9.02 and
Section 9.05. Subject to compliance with this Section 9.02, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Securities.

                 (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in Article Four and Article Six and in Sections 5.03, 5.05 through 5.09 and 5.11 through 5.19 with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder and Holders of the Securities and the Guarantees and any amounts deposited under paragraph (d) below shall cease to be subject to any obligations to, or the rights of, any holder of Senior Indebtedness or Guarantor Senior Indebtedness under Article Four, Article Twelve or otherwise. For this purpose, such covenant defeasance means that, with respect to the outstanding Securities, the Company and any Subsidiary Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 7.01(iii), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                 (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities:

                 (i) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 8.10 who shall agree to comply with the provisions of this Section 9.02 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (x) money in an amount or (y) direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations") maturing as to principal, premium, if any, and interest in such amounts of money and at such times as are sufficient without consideration of any reinvestment of such interest, to pay principal of and interest on the outstanding Securities not later than one day before the due date of any payment, or (z) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge principal of, premium, if any, and interest on the outstanding Securities on the Maturity Date or otherwise in accordance with the terms of this Indenture and of such Securities; provided, however, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities;

                (ii) no Default or Event of Default or event which with notice or lapse of time or both would become a Default or an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Section 7.01(vi) or (vii) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

               (iii) such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest with respect to any Securities of the Company or any Subsidiary Guarantor;

                (iv) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or any other material agreement or instrument to which the Company or any Subsidiary Guarantor is a party or by which it is bound (and in that connection, the Trustee shall have received a certificate from the Credit Agent to that effect with respect to such Senior Credit Facilities if then in effect);

                 (v) in the case of an election under paragraph (b) above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the Closing Date, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such legal defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

                (vi) in the case of an election under paragraph (c) above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

               (vii) in the case of an election under either paragraph (b) or (c) above, an Opinion of Counsel to the effect that (x) the trust funds will not be subject to any rights of any other holders of Senior Indebtedness or Guarantor Senior Indebtedness, including, without limitation, those arising under this Indenture, and (y) assuming no intervening bankruptcy or insolvency of the Company between the date of deposit and the 91st day following the deposit and that no Holder is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable Bankruptcy Law;

              (viii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the legal defeasance under paragraph (b) above or the covenant defeasance under paragraph (c) above, as the case may be, have been complied with; and

                (ix) the Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities over other creditors of the Company or any Subsidiary Guarantor or with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Subsidiary Guarantor or others.

                 (e) All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this paragraph (e), the "Trustee") pursuant to paragraph (d) above in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company or any Affiliate of the Company) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium and interest, but such money need not be segregated from other funds except to the extent required by law.

                 The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to paragraph (d) above or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                 Anything in this Section 9.02 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request, in writing, by the Company any money or U.S. Government Obligations held by it as provided in paragraph (d) above which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

SECTION 9.03.    Application of Trust Money.

                 The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Sections 9.01 and 9.02, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities.

SECTION 9.04.    Repayment to the Company or the Subsidiary Guarantors.

                 Subject to Sections 8.07, 9.01 and 9.02, the Trustee shall promptly pay to the Company, or if deposited with the Trustee by any Subsidiary Guarantor, to such Subsidiary Guarantor, upon receipt by the Trustee of an Officers' Certificate, any excess money, determined in accordance with Section 9.02, held by it at any time. The Trustee and the Paying Agent shall pay to the Company or any Subsidiary Guarantor, as the case may be, upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for two years after payment to the Holders is required; provided, however, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company or a Subsidiary Guarantor. After payment to the Company or any Subsidiary Guarantor, as the case may be, Securityholders entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

SECTION 9.05.    Reinstatement.

                 If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then the Company's and each Subsidiary Guarantor's, if any, obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had been made pursuant to this Indenture until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with this Indenture; provided, however, that if the Company or the Subsidiary Guarantors, as the case may be, have made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company or the Subsidiary Guarantors, as the case may be, shall be subrogated to the rights of the holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE TEN

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.   Without Consent of Holders.

                 The Company and the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee, together, may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

                 (1) to cure any ambiguity, defect or inconsistency; provided that such amendment or supplement does not adversely affect the rights of any Holder;

                 (2)      to comply with Article Six and Section 11.06;

                 (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                 (4) to make any other change that does not adversely affect the rights of any Securityholder; or

                 (5) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA;

provided that the Company has delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this
Section 10.01.

SECTION 10.02.   With Consent of Holders.

                 Subject to Section 7.07, the Company and each Subsidiary Guarantor, when authorized by a Board Resolution, and the Trustee, together with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Securities, may amend or supplement, or waive compliance with any provision of, this Indenture, the Securities or any Guarantee without notice to any other Securityholders. Without the consent of each Securityholder affected, however, no amendment, supplement or waiver, including a waiver pursuant to Section 7.04, may:

                 (1) change the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture, the Securities or the Guarantees;

                 (2) reduce the rate or extend the time for payment of interest on any Security;

                 (3)      reduce the principal amount of any Security;

                 (4) change the Maturity Date of any Security or the Change of Control Payment Date, or alter the redemption provisions in this Indenture or the Securities or the purchase price in connection with any repurchase of Securities pursuant to Section 5.15 in a manner adverse to any Holder;

                 (5) make any changes in the provisions concerning waivers of Defaults or Events of Default by Holders of the Securities or the rights of Holders to recover the principal of, interest on, or redemption payment with respect to, any Security;

                 (6)      make any changes in Section 7.04, 7.07 or this
         Section 10.02;

                 (7) make the principal of, or the interest on any Security payable with anything or in any manner other than as provided for in this Indenture, the Securities and the Guarantees as in effect on the date hereof;

                 (8) waive a Default or Event of Default resulting from failure to comply with the provisions of Section 5.15; or

                 (9) modify the subordination provisions of this Indenture (including the related definitions) so as to adversely affect the ranking of any Security or Guarantee.

                 It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                 After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                 In connection with any amendment, supplement or waiver under this Article Ten, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver. No amendment, supplement or waiver under this Section 10.02 shall have a material adverse effect on the rights of the holders of Senior Indebtedness or Guarantor Senior Indebtedness without their prior written consent.

SECTION 10.03.   Compliance with TIA.

                 From the date on which the Indenture is qualified under the TIA, every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 10.04.   Revocation and Effect of Consents.

                 Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by such Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of his or her Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                 The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be at least 10 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date.

                 After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (9) of Section 10.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a

Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

SECTION 10.05.   Notation on or Exchange of Securities.

                 If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 10.06.   Trustee to Sign Amendments, Etc.

                 The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Ten; provided that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Ten is authorized or permitted by this Indenture.


                                 ARTICLE ELEVEN

                                   GUARANTEE

SECTION 11.01.   Unconditional Guarantee.

                 Each Subsidiary Guarantor hereby unconditionally, jointly and severally, guarantees (such guarantee to be referred to herein as the "Guarantee"), subject to Article Twelve, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section
11.05. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice (except any notice expressly required by this Indenture) and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Guarantee. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Securityholder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Seven for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Seven, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Guarantee.

SECTION 11.02.   Subordination of Guarantee.

                 The obligations of each Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee of such Subsidiary Guarantor and this Indenture are expressly subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of such Subsidiary Guarantor, to the extent and in the manner provided in Article Twelve.

SECTION 11.03.   Severability.

                 In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.04.   Release of a Subsidiary Guarantor.

                 Upon (i) the release by the lenders under the Senior Credit Facilities, related documents and future refinancings thereof of all guarantees of a Subsidiary Guarantor and all Liens on the property and assets of such Subsidiary Guarantor relating to such Indebtedness, or (ii) the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Subsidiary Guarantor (or all or substantially all its assets) to an entity which is not a Subsidiary of the Company and which sale or disposition is otherwise in compliance with the terms of this Indenture, such Subsidiary Guarantor shall be deemed released from all obligations under this Article Eleven without any further action required on the part of the Trustee or any Holder; provided, however, that any such termination shall occur only to the extent that all obligations of such Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, such Indebtedness of the Company shall also terminate upon such release, sale or transfer.

                 The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.04. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Securities as provided in this Article Eleven.

SECTION 11.05.   Limitation of Subsidiary Guarantor's Liability.

                 Each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor (including, but not limited to, the Guarantor Senior Indebtedness of such Subsidiary Guarantor) and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee or pursuant to Section 11.07, result in the obligations of such Subsidiary Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 11.06.   Subsidiary Guarantors May Consolidate, etc., on Certain Terms.

                 (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to the Company or another Subsidiary Guarantor. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Subsidiary Guarantor shall no longer have any force or effect.

                 (b) Except as set forth in Article Five and Article Six hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a corporation or corporations other than the Company or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor); provided, however, that, subject to Sections 11.04 and 11.06(a), (i) immediately after such transaction, and giving effect thereto, no Default or Event of Default shall have occurred as a result of such transaction and be continuing, and (ii) upon any such consolidation, merger, sale or conveyance, the Guarantee of such Subsidiary Guarantor set forth in this Article Eleven, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Subsidiary Guarantor shall have merged, or by the corporation that shall have acquired such property. In the case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor corporation shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor; provided, however, that solely for purposes of computing amounts described in subclause (c) of the first paragraph of Section 5.03, any such successor corporation shall only be deemed to have succeeded to and be substituted for any Subsidiary Guarantor with respect to periods subsequent to the effective time of such merger, consolidation or transfer of assets.

SECTION 11.07.   Contribution.

                 In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Subsidiary Guarantor") under its Guarantee, such Funding Subsidiary Guarantor shall be entitled to a contribution from all other Subsidiary Guarantors in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Subsidiary Guarantor) for all payments, damages and expenses incurred by that Funding Subsidiary Guarantor in discharging the Company's obligations with respect to the Securities.
"Adjusted Net Assets" of such Subsidiary Guarantor at any date shall mean the lesser of (x) the amount by which the fair value of the property of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date (other than liabilities of such Subsidiary Guarantor under Subordinated Indebtedness)), but excluding liabilities under the Guarantee, of such Subsidiary Guarantor at such date and (y) the amount by which the present fair salable value of the assets of such Subsidiary Guarantor at such date exceeds the amount that will be required to pay the probable liabilities of such Subsidiary Guarantor on its debts including without limitation, Guarantor Senior Indebtedness (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Subsidiary Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee of such Subsidiary Guarantor, as they become absolute and matured.

SECTION 11.08.   Waiver of Subrogation.

                 Each Subsidiary Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's obligations under its Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall be deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall, subject to the provisions of Section 11.02, Article Four and Article Twelve, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.08 is knowingly made in contemplation of such benefits.

SECTION 11.09.   Execution of Guarantee.

                 To evidence their guarantee to the Securityholders set forth in this Article Eleven, the Subsidiary Guarantors hereby agree to execute the Guarantee in substantially the form included in Exhibit A, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Subsidiary Guarantor hereby agrees that its Guarantee set forth in this Article Eleven shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Subsidiary Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Subsidiary Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such Officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such Officer who shall have signed the Guarantee shall cease to be such Officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Guarantee had not ceased to be such Officer of the Subsidiary Guarantor.

SECTION 11.10.   Waiver of Stay, Extension or Usury Laws.

                 Each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Subsidiary Guarantor from performing its Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each Subsidiary Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                 ARTICLE TWELVE

                     SUBORDINATION OF GUARANTEE OBLIGATIONS

SECTION 12.01.   Guarantee Obligations Subordinated
                 to Guarantor Senior Indebtedness.

                 Anything herein to the contrary notwithstanding, each of the Guarantors, for itself and its successors, and each Holder, by his acceptance of Guarantees, agrees that any payment of obligations by a Subsidiary Guarantor in respect of its Guarantee (collectively, as to any Subsidiary Guarantor, its "Guarantee Obligations") is subordinated, to the extent and in the manner provided in this Article Twelve, to the prior payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness of such Subsidiary Guarantor.

                 This Article Twelve shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Guarantor Senior Indebtedness, and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

SECTION 12.02.   Suspension of Guarantee Obligations When
                 Guarantor Senior Indebtedness in Default.

                 (a) Unless Section 12.03 shall be applicable, upon (1) the occurrence of a Payment Default with respect to any Designated Senior Indebtedness of a Subsidiary Guarantor (which Designated Senior Indebtedness constitutes Guarantor Senior Indebtedness of such Subsidiary Guarantor) and (2) receipt by the Trustee, the Company and such Subsidiary Guarantor from a Representative of written notice of such occurrence, then no payment (other than payments previously made pursuant to Article Nine hereof) or distribution of any assets of such Subsidiary Guarantor of any kind or character shall be made by such Subsidiary Guarantor on account of any Obligations under the Securities or on account of the purchase, redemption or other acquisition of Securities or any of the obligations of such Subsidiary Guarantor under this Guarantee unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or such Guarantor Senior Indebtedness shall have been discharged or paid in full in cash or Cash Equivalents, after which such Subsidiary Guarantor shall resume making any and all required payments in respect of its obligations under this Guarantee.

                 (b) Unless Section 12.03 shall be applicable upon (1) the occurrence of a Non-payment Default with respect to any Designated Senior Indebtedness of a Subsidiary Guarantor and (2) the earlier of (i) receipt by the Trustee, the Company and such Subsidiary Guarantor from a Representative of written notice of such occurrence stating that such notice is a "Payment Blockage Notice" pursuant to Sections 4.02(b) and 12.02(b) of this Indenture or
(ii) if such Non-payment Default results from the acceleration of the Securities, the date of the acceleration of the Securities, no payment (other than payments previously made pursuant to Article Nine hereof) or distribution of any assets of such Subsidiary Guarantor of any kind or character shall be made by such Subsidiary Guarantor on account of principal, premium, if any, or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities or on account of any of the other obligations of such Subsidiary Guarantor under this Guarantee for a period ("Guarantor Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice or the date of the acceleration referred to in clause (ii) above, as the case may be, unless and until the earlier to occur of the following events: (w) 179 days shall have elapsed since receipt of such written notice by the Trustee or the date of the acceleration of the Securities, as the case may be (provided no Designated Senior Indebtedness of a Subsidiary Guarantor shall theretofore have been accelerated), (x) such Non-payment Default shall have been cured or waived or shall have ceased to exist, (y) such Designated Senior Indebtedness shall have been discharged or paid in full or (z) such Guarantor Payment Blockage Period shall have been terminated by written notice to the Trustee from the Representative initiating such Guarantor Payment Blockage Period, or the holders of at least a majority in principal amount of such issue of such Guarantor Senior Indebtedness, after which, in the case of clause (w), (x), (y) or (z), such Subsidiary Guarantor shall resume making any and all required payments in respect of its obligations under this Guarantee. Notwithstanding any other provisions of this Indenture, no Non-payment Default with respect to any Designated Senior Indebtedness of a Subsidiary Guarantor which existed or was continuing on the date of the commencement of any Guarantor Payment Blockage Period shall be, or be made, the basis for the commencement of a second Guarantor Payment Blockage Period, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.
In no event shall a Guarantor Payment Blockage Period extend beyond 179 days from the date of the receipt of the notice by the Trustee or the date of the acceleration of the Securities referred to in clause (2) hereof (the "Initial Guarantor Blockage Period"). Any number of additional Guarantor Payment Blockage Periods may be commenced during the Initial Guarantor Blockage Period; provided, however, that no such additional Guarantor Payment Blockage Period shall extend beyond the Initial Guarantor Blockage Period. After the expiration of the Initial Guarantor Blockage Period, no Guarantor Payment Blockage Period may be commenced under this Section 12.02(b) and no Payment Blockage Period may be commenced under Section 4.02(b) until at least 180 consecutive days have elapsed from the last day of the Initial Guarantor Blockage Period.

                 (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment prohibited by the foregoing provisions of this Section 12.02, then and in such event such payment shall be segregated from other funds and held in trust by the Trustee or such Holder or Paying Agent for the benefit of, and shall immediately be paid over to, the holders of Senior Indebtedness or to the Representatives or as a court of competent jurisdiction shall direct.

SECTION 12.03.   Guarantee Obligations Subordinated to Prior
                 Payment of All Guarantor Senior Indebtedness on Dissolution, Liquidation or Reorganization of Such Subsidiary Guarantor.

                 Upon any payment or distribution of assets of any Subsidiary Guarantor of any kind or character, whether in cash, property or securities upon any dissolution, winding up, total or partial liquidation or reorganization of such Subsidiary Guarantor and whether voluntary or involuntary (including, without limitation, in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Subsidiary Guarantor and whether voluntary or involuntary, but excluding any liquidation or dissolution of a Subsidiary Guarantor into the Company or into another Subsidiary Guarantor):

                 (a) the holders of all Guarantor Senior Indebtedness of such Subsidiary Guarantor shall first be entitled to receive payments in full in cash or Cash Equivalents of all amounts payable under Guarantor Senior Indebtedness (including, with respect to Designated Senior Indebtedness, any interest accruing after the commencement of any such proceeding at the rate specified in the applicable Designated Senior Indebtedness whether or not interest is an allowed claim enforceable against the Company in any such proceeding) before the Holders will be entitled to receive any payment with respect to the Guarantee of such Subsidiary Guarantor, and until all Obligations with respect to the Guarantor Senior Indebtedness are paid in full in cash or Cash Equivalents, any distribution to which the Holders would be entitled shall be made to the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor;

                 (b) any payment or distribution of assets of such Subsidiary Guarantor of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article Twelve shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor or their Representatives, ratably according to the respective amounts of such Guarantor Senior Indebtedness remaining unpaid held or represented by each, until all such Guarantor Senior Indebtedness remaining unpaid shall have been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness;

                 (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of such Subsidiary Guarantor of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders or any Paying Agent in respect of payment of the Guarantee before all Guarantor Senior Indebtedness of such Subsidiary Guarantor is paid in full in cash or Cash Equivalents, such payment or distribution (subject to the provisions of Sections 12.06 and 12.07) shall be received, segregated from other funds, and held in trust by the Trustee or such Holder or Paying Agent for the benefit of, and shall immediately be paid over to, the holders of such Guarantor Senior Indebtedness or their Representatives, ratably according to the respective amounts of such Guarantor Senior Indebtedness held or represented by each, until all such Guarantor Senior Indebtedness remaining unpaid shall have been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to the holders of Guarantor Senior Indebtedness.

                 Each Subsidiary Guarantor shall give prompt notice to the Trustee prior to any dissolution, winding up, total or partial liquidation or total or reorganization (including, without limitation, in bankruptcy, insolvency, or receivership proceedings or upon any assignment for the benefit of creditors or any other marshalling of such Subsidiary Guarantor's assets and liabilities).

SECTION 12.04.   Holders of Guarantee Obligations to Be
                 Subrogated to Rights of Holders of
                 Guarantor Senior Indebtedness.

                 Subject to the payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness, the Holders of Guarantee Obligations of a Subsidiary Guarantor shall be subrogated to the rights of the holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor to receive payments or distributions of assets of such Subsidiary Guarantor applicable to such Guarantor Senior Indebtedness until all amounts owing on or in respect of the Guarantee Obligations shall be paid in full in cash or Cash Equivalents, and for the purpose of such subrogation no payments or distributions to the holders of such Guarantor Senior Indebtedness by or on behalf of such Subsidiary Guarantor, or by or on behalf of the Holders by virtue of this Article Twelve, which otherwise would have been made to the Holders shall, as between such Subsidiary Guarantor and the Holders, be deemed to be payment by such Subsidiary Guarantor to or on account of such Guarantor Senior Indebtedness, it being understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of such Guarantor Senior Indebtedness, on the other hand.

                 If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of all amounts payable under such Guarantor Senior Indebtedness, then the Holders shall be entitled to receive from the holders of such Guarantor Senior Indebtedness any such payments or distributions received by such holders of such Guarantor Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Guarantor Senior Indebtedness in full in cash or Cash Equivalents.

SECTION 12.05.   Obligations of the Subsidiary Guarantors Unconditional.

                 Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Guarantees is intended to or shall impair, as between the Subsidiary Guarantors and the Holders, the obligation of the Subsidiary Guarantors, which is absolute and unconditional, to pay to the Holders all amounts due and payable under the Guarantees as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Subsidiary Guarantors other than the holders of the Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve, of the holders of Guarantor Senior Indebtedness in respect of cash, property or securities of the Subsidiary Guarantors received upon the exercise of any such remedy. Upon any payment or distribution of assets of any Subsidiary Guarantor referred to in this Article Twelve, the Trustee, subject to the provisions of Sections 8.01 and 8.02, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other Person making any payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of any Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. Nothing in this Section 12.05 shall apply to the claims of, or payments to, the Trustee under or pursuant to
Section 8.07.

SECTION 12.06.   Trustee Entitled to Assume Payments
                 Not Prohibited in Absence of Notice.

                 The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee unless and until the Trustee or any Paying Agent shall have received notice thereof from the Company or any Subsidiary Guarantor or from one or more holders of Guarantor Senior Indebtedness or from any Representative therefor and, prior to the receipt of any such notice, the Trustee, subject to the provisions of Sections 8.01 and 8.02, shall be entitled in all respects conclusively to assume that no such fact exists.

SECTION 12.07. Application by Trustee of Assets Deposited with It.

                 U.S. Legal Tender or U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Sections 9.01 and
9.02 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article Twelve. Otherwise, any deposit of assets or securities by or on behalf of a Subsidiary Guarantor with the Trustee or any Paying Agent (whether or not in trust) for payment of the Guarantee shall be subject to the provisions of this Article Twelve; provided that if prior to the second Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of or interest on any Security) the Trustee or such Paying Agent shall not have received with respect to such assets the notice provided for in Section 12.06, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary received by it on or after such date. The foregoing shall not apply to the Paying Agent if the Company or any Subsidiary or Affiliate of the Company is acting as Paying Agent. Nothing contained in this Section 12.07 shall limit the right of the holders of Guarantor Senior

Indebtedness to recover payments as contemplated by this Article Twelve.

SECTION 12.08.   No Waiver of Subordination Provisions.

                 (a) No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Subsidiary Guarantor or by any act or failure to act, by any such holder, or by any non-compliance by any Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                 (b) By accepting the Securities, the Holders agree that without limiting the generality of subsection (a) of this Section 12.08, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following:
(1) change the manner, place, terms or time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Guarantor Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 12.09.   Holders Authorize Trustee to Effectuate
                 Subordination of Guarantee Obligations.

                 Each Holder of the Guarantee Obligations by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination provisions contained in this Article Twelve, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of any Subsidiary Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Subsidiary Guarantor) tending towards liquidation or reorganization of the business and assets of any Subsidiary Guarantor, the immediate filing of a claim for the unpaid balance under its or his Guarantee Obligations in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Guarantor Senior Indebtedness or their Representatives is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Guarantee Obligations.

SECTION 12.10.   Right of Trustee to Hold Guarantor
                 Senior Indebtedness.

                 The Trustee shall be entitled to all of the rights set forth in this Article Twelve in respect of any Guarantor Senior Indebtedness at any time held by it to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 12.11.   No Suspension of Remedies.

                 The failure to make a payment in respect of the Guarantees by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 7.01.

                 Nothing contained in this Article Twelve shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Seven or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Twelve of the holders, from time to time, of Guarantor Senior Indebtedness.

SECTION 12.12.   No Fiduciary Duty of Trustee to Holders
                 of Guarantor Senior Indebtedness.

                 The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness, and shall not be liable to any such holders (other than for its willful misconduct or gross negligence) if it shall pay over or deliver to the holders of Guarantee Obligations or the Company or any other Person, money or assets in compliance with the terms of this Indenture. Nothing in this Section 12.12 shall affect the obligation of any Person other than the Trustee to hold such payment for the benefit of, and to pay such payment over to, the holders of Guarantor Senior Indebtedness or their Representative.


                                ARTICLE THIRTEEN

                                 MISCELLANEOUS

SECTION 13.01.   TIA Controls.

                 If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of Section 3.18(c) of the TIA, the imposed duties shall control.

SECTION 13.02.   Notices.

                 Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                 if to the Company or any Subsidiary Guarantor:

                 2502 North Black Canyon Highway
                 Phoenix, Arizona 85009

                 Attention: Chief Financial Officer

                 if to the Trustee:

                 [_____________________________________]



                 Attention: Corporate Trust Division

                 if to the Credit Agent:

                 Canadian Imperial Bank of Commerce
                 425 Lexington Avenue
                 New York, New York 10017

                 Attention: [Matthew Jones]

                 Each of the Company, the Trustee, the Subsidiary Guarantors and the Credit Agent by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company, the Trustee, the Subsidiary Guarantors and the Credit Agent shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                 Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                 Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03.  Communications by Holders with Other Holders.

                 Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and any other Person shall have the protection of TIA
Section  312(c).

SECTION 13.04.   Certificate and Opinion as to Conditions
                 Precedent.

                 Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                 (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                 (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 13.05.   Statements Required in Certificate or Opinion.

                 Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 5.07, shall include:

                 (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 13.06.   Rules by Trustee, Paying Agent, Registrar.

                 The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07.   Legal Holidays.

                 A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York, Los Angeles, California or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 13.08.   Governing Law.

                 THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture.

SECTION 13.09.   No Adverse Interpretation of Other Agreements.

                 This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10.   No Recourse Against Others.

                 A director, officer, employee, stockholder or incorporator, as such, of the Company or a Subsidiary Guarantor shall not have any liability for any obligations of the Company or a Subsidiary Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

SECTION 13.11.   Successors.

                 All agreements of the Company and each Subsidiary Guarantor in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.12.   Duplicate Originals.

                 All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

SECTION 13.13.   Severability.

                 In case any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

SECTION 13.14.   No Violation.

                 Notwithstanding the provisions of this Indenture, in no event shall any transaction, agreement, payment or other event to be consummated, entered into or made in connection with the Acquisition or any financing thereof (including without limitation the transaction referred to in Section 6.01(c)) be considered a violation of any provision of this Indenture or constitute a Change of Control hereunder.

                                   SIGNATURES

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

Dated:  _______ __,

                                        OUTDOOR SYSTEMS, INC.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------
                                        [                          ]
                                         --------------------------
                                        as Trustee

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------

                                THE GUARANTORS:


                                        OS BASELINE, INC.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------

                                        OUTDOOR SYSTEMS PAINTING, INC.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------

                                        OS ADVERTISING OF TEXAS PAINTING,
                                            INC.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------

                                        NEW YORK SUBWAYS ADVERTISING CO.,
                                            INC.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------

                                        DECADE COMMUNICATIONS GROUP, INC.

                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------

                                        BENCH ADVERTISING COMPANY OF
                                          COLORADO, INC.


                                        By:
                                            ------------------------------
                                            Name:
                                            Title:

Attest:
       -----------------------

                                                                       EXHIBIT A


                                 [FORM OF NOTE]


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR REGISTRAR), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR SUCH TRANSFER IS MADE IN ACCORDANCE WITH CLAUSES (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                             OUTDOOR SYSTEMS, INC.

                           Senior Subordinated Notes
                                    due 2006

No.                                                                       $

                 OUTDOOR SYSTEMS, INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to
pay to or registered assigns, the principal sum of         Dollars, on
, 2006.

                 Interest Payment Dates: January 15, April 15, July 15 and October 15.

                 Record Dates:  January 1, April 1, July 1 and October 1.

                 Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                 IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

Attest:                                    OUTDOOR SYSTEMS, INC.



                                       By:
- ----------------------------              ----------------------------------
Name:                                         Name:
Title:                                        Title:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

  This is one of the Securities described in the within- mentioned Indenture.

                                                   [                         ]
                                                    -------------------------
                                                    as Trustee



                                                   By
                                                     ---------------------------
                                                         Authorized Signatory

                             OUTDOOR SYSTEMS, INC.

                           Senior Subordinated Notes
                                    due 2006

1.       Interest.

                 OUTDOOR SYSTEMS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the
initial interest rate of [   ]%(1) per annum (the "Initial Interest Rate").  The
Initial Interest Rate will increase on each three-month anniversary of the date of issuance of this Security by an additional .5% to a maximum interest rate of 20% per annum. The Company will pay interest quarterly on January 15, April
15, July 15 and October 15 of each year (the "Interest Payment Dates"), commencing on ________ __, ____. Interest on the Securities will accrue from the most recent date to which interest has been paid on this Security, or if no interest has been paid on this Security, then from the date of issuance hereof. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest shall be payable in cash provided that the Company may pay interest in excess of 15% per annum by issuing additional Securities ("PIK Securities").

                 The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at a rate equal to the rate of interest otherwise payable on the Securities.

2.       Method of Payment.

                 The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender") or in PIK Securities. However, the Company may pay principal and interest (other than interest paid in PIK Securities) by wire transfer of Federal funds, or interest by its check payable in such U.S. Legal Tender. The Company may deliver





- ----------------------------------

1 The interest rate in effect for Loans under the Senior Subordinated Credit Agreement immediately prior to the issuance date, which interest rate shall include the .5% increase on the Conversion Date if not already included in such interest rate.

any such interest payment to the Paying Agent or to a Holder at the Holder's registered address. Notwithstanding the foregoing, the Company shall pay or cause to be paid all amounts payable with respect to non-DTC eligible Securities by wire transfer of Federal funds to the account of the Holders of such Securities.

3.       Paying Agent and Registrar.

                 Initially,                                         (the
"Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to, or the consent of, the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.       Indenture and Guarantees.

                 The Company issued the Securities under an Indenture, dated as
of             ,      (the "Indenture"), among the Company, the Subsidiary
Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are general unsecured obligations of the Company limited in aggregate principal amount to $240,000,000 plus the amount of PIK Securities outstanding at such time. Payment on each Security is guaranteed on a senior subordinated basis, jointly and severally, by the Guarantors pursuant to Article Eleven of the Indenture.

5.       Optional Redemption.

                 The Securities may be redeemed in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the applicable percentage of the principal amount thereof set forth below, together with accrued and unpaid interest to the Redemption Date, if redeemed
during the  12 months commencing on [            ](2) in the years set forth
below:





- ----------------------------------

2        The month and day of the Closing Date of the Bridge Loan.

                 Year                                          Percentage
                 ----                                          ----------
                 1997 . . . . . . . . . . . . . . . .             101%
                 1998 . . . . . . . . . . . . . . . .             102%
                 1999 . . . . . . . . . . . . . . . .             103%
                 2000 . . . . . . . . . . . . . . . .             104%
                 2001 . . . . . . . . . . . . . . . .             104%
                 2002 . . . . . . . . . . . . . . . .             103%
                 2003 . . . . . . . . . . . . . . . .             102%
                 2004 . . . . . . . . . . . . . . . .             101%
                 2005 . . . . . . . . . . . . . . . .             100%

                 The documents evidencing Senior Indebtedness will restrict the Company's ability to optionally redeem the Securities.

6.       Notice of Redemption.

                 Notice of redemption will be mailed at least 20 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations larger than $1,000 may be redeemed in part in increments of $1,000; provided that if no Securities other than PIK Securities in denominations of less than $1,000 (or if greater than $1,000, not in integral multiples of $1,000) remain outstanding or have not been called for redemption, such PIK Securities may be redeemed.

                 Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date and payment of the Securities called for redemption is not prohibited under Article Four or Article Twelve of the Indenture, then, unless the Company defaults in the payment of such Redemption Price, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

7.       Change of Control Offer.

                 Upon the occurrence of a Change of Control, each Holder shall have the right to require the repurchase of such Holder's Securities pursuant to a Change of Control Offer at a purchase price equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of purchase. The Company shall not be required to repurchase Securities until it has complied with its covenants to repay in full all Indebtedness of the Company and its Subsidiaries under the Senior Credit Facilities or offer to repay in full all such Indebtedness and repay the Indebtedness of each lender who has accepted its offer to repay such Indebtedness or to obtain the requisite consent under the Senior Credit

Facilities to permit the repurchase of the Securities pursuant to a Change of Control Offer.

8.       Offer to Repurchase Securities with Net Cash Proceeds of Certain Asset
         Sales.

                 Under certain circumstances, the Company is required to apply the Net Cash Proceeds from Asset Sales to the repayment of Pari Passu Indebtedness or Senior Indebtedness, to make Related Business Investments, or to purchase in a Net Proceeds Offer (at a price equal to 100% of the aggregate principal amount thereof, plus accrued interest to the date of purchase) such aggregate principal amount of Securities which, when added to the accrued interest thereon, shall be equal to the net proceeds required to be applied thereto.

9. Offer to Repurchase Securities with Net Cash Proceeds of Certain Issuances of Debt and Equity Securities.

                 Upon the repayment of all amounts owing under the Senior Credit Facilities, the Company will be required to make an offer to purchase the Securities at a price of 100% of the principal amount thereof plus accrued interest, if any, to the date of repurchase with the net cash proceeds of a sale of certain debt or equity securities, in the manner and subject to the limitations provided in the Indenture.

10.      Denominations; Transfer; Exchange.

                 The Securities are in registered form, without coupons, and (except for the PIK Securities) are in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption.

11.      Persons Deemed Owners.

                 The registered Holder of a Security shall be treated as the owner of it for all purposes.

12.      Unclaimed Money.

                 If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agents will pay the money back to the Company at its request. After that, all liability of the Trustee and such Paying Agents with respect to such money shall cease.

13.      Discharge Prior to Redemption or Maturity.

                 If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company and the Subsidiary Guarantors will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding the Company's obligation to pay the principal of and interest on the Securities and each Subsidiary Guarantor's obligation with respect to its Guarantee).

14.      Amendment; Supplement; Waiver.

                 Subject to certain exceptions, the Indenture, the Securities and the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with Article Six or
Section 11.06 of the Indenture, or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

15.      Restrictive Covenants.

                 The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of its Capital Stock and merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of substantially all of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

16.      Subordination.

                 The Securities will be subordinated in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of the Company. The Guarantees are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of Guarantor Senior Indebtedness (as defined in the Indenture). To the extent and in the manner provided in the Indenture, Senior Indebtedness, and in the case of payment by a Subsidiary Guarantor, Guarantor Senior Indebtedness, must be paid before any payment may be made to any Holder of this Security. Any Securityholder by accepting this Security agrees to the subordination and authorizes the Trustee to give it effect.

17.      Successors.

                 When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

18.      Defaults and Remedies.

                 If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest, including an Accelerated Payment) if it determines that withholding notice is in their interest.

19.      Trustee Dealings with Company.

                 The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

20.      No Recourse Against Others.

                 No stockholder, director, officer, employee or incorporator, as such, of the Company or a Subsidiary Guarantor shall have any liability for any obligation of the Company or any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

21.      Authentication.

                 This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

22.      Abbreviations and Defined Terms.

                 Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

23.      CUSIP Numbers.

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities immediately prior to the qualification of the Indenture under the TIA as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                 The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: Outdoor Systems, Inc., 2502 North Black Canyon Highway, Phoenix, Arizona 85009, Attn: Chief Financial Officer.

                [FORM OF NOTATION ON NOTE RELATING TO GUARANTEE]

                         SENIOR SUBORDINATED GUARANTEE


                 The Subsidiary Guarantors (as defined in the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Subsidiary Guarantor," which term includes any successor Person under the Indenture) have unconditionally, jointly and severally, guaranteed on a senior subordinated basis (such guarantee by each Subsidiary Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the holders of the Securities or the Trustee all in accordance with the terms set forth in Article Eleven and Article Twelve of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                 The obligations of each Subsidiary Guarantor to the holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of such Subsidiary Guarantor, to the extent and in the manner provided, in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

                 No past, present or future stockholder, director, officer, employee or incorporator, as such, of any of the Subsidiary Guarantors shall have any liability for any obligation of the Subsidiary Guarantors under the Guarantee or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantees.

                 The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                THE GUARANTORS:

                                OS BASELINE, INC.



                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

Attest:
       ----------------------------

                                        OUTDOOR SYSTEMS PAINTING, INC.

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

Attest:
       ----------------------------


                                        OS ADVERTISING OF TEXAS PAINTING,
                                      INC.


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

Attest:
       ----------------------------

                                        NEW YORK SUBWAYS ADVERTISING CO.,
                                      INC.


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

Attest:
       ----------------------------

                                        DECADE COMMUNICATIONS GROUP, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

Attest:
       ----------------------------

                                        BENCH ADVERTISING COMPANY OF
                                           COLORADO, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:

Attest:
       ----------------------------

                              [FORM OF ASSIGNMENT]


I or we assign this Security to

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------
    (Print or type name, address and zip code of assignee)


Please insert Social Security or other
  identifying number of assignee



- -------------------------------------

and irrevocably appoint _______________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:                    Signed:
      --------------------       --------------------------------

- -----------------------------------------------------------------
         (Sign exactly as your name appears on
         the front of this Security)


Signature Guarantee:
                    ---------------------------------------------

                       OPTION OF HOLDER TO ELECT PURCHASE


                 If you want to elect to have this Security purchased by the Company pursuant to Section 5.15 or Section 5.16 of the Indenture, check the appropriate box: Section 5.15 [ ] Section 5.16 [ ] Section 5.20 [ ]

                 If you want to elect to have only part of this Security purchased by the Company pursuant to Section 5.15 or Section 5.16 of the Indenture, state the amount:


$

Date:                     Signature:
                                    -----------------------------------------
     ----------                      (Sign exactly as your name
                                     appears on the front of
                                         this Security)

Signature Guarantee:
                    ---------------------------------------------------------